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                                                     SCHRODER MUTUAL FUNDS
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     APRIL 30, 2002         SEMI-ANNUAL REPORT (UNAUDITED)
           SCHRODER         Schroder Emerging Markets Fund
      CAPITAL FUNDS         Schroder International Fund
         (DELAWARE)         Schroder International Smaller Companies Fund
                            Schroder Ultra Fund
                            Schroder U.S. Large Cap Equity Fund
                            Schroder U.S. Smaller Companies Fund

           SCHRODER         Schroder MidCap Value Fund
       SERIES TRUST         Schroder Small Capitalization Value Fund

[SHRODERS LOGO OMITTED]

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SHRODER MUTUAL FUNDS
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                                                                  May 30, 2002

Dear Shareholder:

We are pleased to present the Semi-Annual Report to shareholders of the Schroder Mutual Funds for the six months ended April 30, 2002. This report includes comments from portfolio managers, schedules of investments, and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

The period under review showed great volatility in both domestic and international equity markets. On the domestic front, the timeframe saw small-cap stocks outperform large caps and value stocks perform more favorably than growth stocks. This shift seemed to signal a renewed emphasis on company valuations and the growth potential for smaller companies was more attractive than that of their larger counterparts.

During 2001, the Federal Reserve Board lowered interest rates eleven times, including twice within the period under review. These actions were intended to stimulate a U.S. economy that officially began a recession in March 2001. At their meeting in March 2002, the Fed took a more neutral stance and left rates unchanged. This reflected, in part, their belief that the risk of a weak economy was now being balanced by the threat of inflation. We expect tightening to begin in late summer with small, steady rate increases anticipated.

For the remainder of the fiscal year, we expect the U.S. fiscal and monetary stimulus initiatives already enacted will face an uphill battle given a slow recovery in the labor market, high consumer and corporate debt burdens, and a low savings rate. The pace of inventory liquidation is also expected to slow and in some instances, a rebuilding may begin.

International markets faced many of the same struggles that were seen in the U.S. Many foreign governments also launched stimulus packages that helped spur growth at the end of last year. At the start of 2002, leading economic indicators began to suggest that recovery was near which spurred consumer spending. The notable exception to this was Japan where the country is now in its third recession in a decade. There, the government has taken actions to support the equity markets and anticipates that an overall economic recovery will boost exports.

Emerging markets were among the strongest performing equity markets during the six-month period given their sensitivity to strengthening global growth and attractive valuations. Despite recent weakness, we believe their prospects for the remainder of the fiscal year appear strong.

Such market volatility underscores the importance of a long-term financial plan and the need for portfolio diversification. We thank you for making Schroders part of your investment goals and for your continued confidence.


                                              Sincerely,

                                              /s/ signature omitted


                                              Catherine A. Mazza
                                              President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS SEMI-ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2002.
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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

The Schroder Emerging Markets Fund had a total return of 30.04% for the six months ended April 30, 2002. Its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, had a total return of 33.67% for the same period.

Although strong in absolute terms, the main contributor to Fund underperformance relative to the benchmark was stock selection. This came primarily in the Korean technology and financial sectors. Financial and domestic stocks in South Africa suffered due to a weak Rand and declines were seen in Mexican consumer stocks and Israeli non-domestic stocks. The negative impact from stock selection was partially offset by a positive contribution from country allocation, including an overweight position in Korea, where foreign investment strengthened that equity market. Positive returns also came from Russia due to continued high oil prices and its stable fiscal position and from the Fund's underweight position in Chile, where some companies suffered from a fall-off in demand from Argentina.

MARKET BACKGROUND

Asia produced the strongest returns for the six-month period. At the end of 2001, the Korean and Taiwanese markets rallied sharply as investors began to move back into emerging markets. The initial attraction of both countries' markets was the technology sector, especially semiconductor stocks. But later in the period that sector weakened and the Taiwanese market felt the effects. Performance in Korea was held back by weakness in financial companies, which were affected by concerns about credit quality. Indonesia also outperformed during the period, led by a recovery in GDP growth expectations and attractive valuations.

Within Latin America, Brazil performed in line with general emerging markets returns. Stocks there rallied early in the period due to the rise in foreign investment inflows but grew weaker as higher inflation figures led to disappointment for investors expecting near term interest rate cuts. In addition, risk indicators are currently on the rise in Brazil in anticipation of the presidential election there this October. Mexico too delivered performance that was in line with the broader index. Mexican equities rose in line with U.S. stocks at the end of 2001; however, delays in passing a fiscal reform package caused performance to stall. The Argentine markets suffered dramatically as the IMF withdrew support in December leading to economic and political crisis and finally default. The country remains far from any resolution and the government is not addressing key structural issues such as reform of the banking system.

The European, Middle Eastern and African markets (EMEA) were the weakest during the period, in part due to the poor performance of South Africa. There, the market felt the effects of a sharp slide in the Rand and the subsequent downward revisions in growth forecasts. Late in the period, performance picked up despite interest rate rises, led first by a rally in the materials sector and then, after earlier suffering, by a pickup in the domestic and financial sectors. Russia was strong throughout the period as a result of foreign investment, high oil prices, banking sector reform progress, and the government's purchase of bonds to reduce debt. Turkish performance was volatile despite both IMF and World Bank assistance. At the start of 2002 the market was weak given threats of military action against Iraq, however, it rebounded as fears of near-term conflict diminished. Israel was very weak as political tension and violence continued with no cease-fire in sight. This environment has put pressure on the currency and caused downward revisions of GDP growth.

PORTFOLIO REVIEW

Overall valuations in emerging markets continue to appear attractive and the Fund continues to maintain its growth orientation emphasizing quality names in the telecommunications, technology and materials sectors.

In Asia, Korea remained a favored market with indicators pointing to strong GDP growth and domestic consumption supporting demand. During the six-month period, purchases were made in the financial, chemical and technology sectors as well as selected stocks that from a price standpoint became attractive in recent market dips. The Fund was underweight
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SCHRODER EMERGING MARKETS FUND
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versus the  benchmark  in Taiwan given  little  evidence of  sustained  domestic growth, but it maintained significant holdings in semiconductor stocks and, toward the end of the period, made purchases in the chemical sector.

Within Latin America, the Fund's holdings in Mexico were increased given that the fall in domestic interest rates was not reflected in performance and most ratings agencies were upgrading Mexico to investment grade. However, a number of the Fund's holdings, including WAL-MART DE MEXICO and GRUPO FINANCIERO BANCOMER, reached their price targets and profits were taken thus reducing overall Mexican exposure. Purchases were also made in Brazil, primarily in the financial sector where companies were expected to benefit from interest rate cuts. These cuts never materialized and as a result, Fund performance suffered. Despite anticipated volatility in the run-up to October's elections in Brazil, the outcome is expected to be favorable. Therefore, the Fund expects to remain overweight in Brazil and will look to take advantage of select opportunities.

In EMEA, the Fund increased energy sector holdings in Russia (LUKOIL and YUKOS) early in the period. Then, strong performance in oil stocks enabled the Fund to take profits and begin investing in stocks focused on domestic spending, especially the mobile telephone companies. Progress on reform and further support from the IMF had the effect of stabilizing Turkey's economic environment. Given this, the Fund's overweight position was increased primarily with the purchase of financial stocks. South African fundamentals remain weak and the Fund continues its underweight position there. Following the sharp falls in the Rand, financial and domestic stocks were reduced but selective hedges against the currency continued. When the Rand showed signs of stabilization, the Fund made a cautious switch back to the domestic sectors as inflation worries still exist.

OUTLOOK

Despite the recent weakness in some emerging markets, the medium-term outlook is still positive. Many global economic indicators are signaling an economic recovery. The monetary easing and fiscal stimulus that took place in 2001 is now paying dividends and inventory rebuilding in the U.S. economy is much stronger than expected. In this environment, management believes that emerging markets should continue to outperform developed markets. Valuations also appear attractive, especially given the trend towards lower risk premia and the high level of underlying profitability in emerging market companies. As an investment style, growth now appears to have ended a long period of underperformance, which is expected to positively impact the Fund for the remainder of the fiscal year.

PERFORMANCE INFORMATION

                                                                           One Year Ended       Inception to
                                                                           April 30, 2002      April 30, 2002*
                                                                           --------------      ---------------
Schroder Emerging Markets Fund -- Investor Shares                                5.18%               0.47%

*Average annual total return from commencement of Fund operations
(October 31, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics                          7.12%
Taiwan Semiconductor Manufacturing           3.35
Telefonos De Mexico                          3.07
Petrobras                                    2.96
China Mobile (Hong Kong)                     2.10

            GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
[Graphic omitted] Plot points are as follows:

                   % of Net Assets
Asia/Far East            56.5%
Latin America            21.6
Africa                    8.3
Europe                   10.2
Mid East                  0.9
Short-Term Investment
and Other Net Assets      2.5
--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)
PERFORMANCE

For the six-month period ended April 30, 2002, the Schroder International Fund had a total return of 5.47%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of 5.66%.

Although the Fund benefited from its exposure to emerging markets and its underweight position in the U.K., country weighting as a whole detracted from performance in the period, largely due to underweight positions in both Japan and the Pacific ex-Japan region. Stock selection also detracted slightly from performance although the Fund's sectoral composition was more favorable as an overweighting for much of the period in the materials sector and an underweighting in healthcare offset a drag from telecommunications. Currency hedging added value as the yen depreciated relative to the U.S. dollar during the period.

MARKET BACKGROUND

Following the events of September 11, governments around the world launched a variety of monetary and fiscal stimulus packages. This caused a rally in most international equity markets during the fourth quarter of 2001 as investors looked forward to economic recovery.

Both U.S. and OECD leading indicators showed improvement in response to these moves, and first quarter 2002 U.S. GDP growth figures announced in April confirmed that the U.S. economy, an important engine of global growth, had recovered sharply. This reflected both substantial government spending and companies rebuilding inventories. Despite evidence of improving activity around the world, investors became concerned about the magnitude and sustainability of the recovery, given the lack of pent-up consumer demand. Markets lost momentum in the first quarter of 2002 as investors' concern about difficult near term earnings comparisons mounted and, in the U.S. especially, corporate accounting practices came under greater scrutiny in the wake of the collapse of Enron. For the six-month period as a whole, U.S. returns lagged those of international markets.

Continental European equities experienced several periods of strong performance during the period as markets rallied, in many instances significantly outperforming the U.S. and the less cyclically sensitive U.K. Overall, economic data from continental Europe was more mixed than in the U.S. but still indicated a recovery in the Euro zone. Business sentiment across the region improved, industrial activity began slowly rebounding, and service sector output expanded for six successive months.

Japan was the notable exception to the market rally at the end of 2001. Economic data revealed that the country entered its third recession in a decade and concerns about the financial system intensified. Toward the end of the six-month period, the Japanese equity market underwent a reversal in performance. This was attributed to the government's actions to support the equity market and overall hopes that an improving global economy could boost exports. As a whole, the Pacific ex-Japan region outperformed in the six-month period, boosted by particularly strong performance in Hong Kong and Singapore in response to the improving cyclical outlook.

Cyclically sensitive sectors including materials, consumer discretionary and industrials outperformed in the period as the macroeconomic environment improved. Some uncertainty regarding the outlook for corporate profits drove investors to consumer staples and financial companies that offer relatively clear earnings visibility. The energy sector was also boosted by rising oil prices and the prospect of improving demand later in the year. Telecommunications was the worst performing sector as investors became increasingly concerned about future growth prospects.

PORTFOLIO REVIEW

During the six-month period, the Fund's exposure to continental Europe was increased and ended the period with an overweight position relative to the benchmark. Leading economic indicators suggest that economic recovery in the Euro zone could materialize earlier than anticipated and continental European valuations appear attractive relative to the U.S. Purchases in continental Europe were funded in part by a reduction to the Fund's U.K. weighting. This was due to management's belief that the U.K. equity market would lag in an economic recovery given its relatively defensive composition.

The Fund's exposure to Japan was also reduced. While Japan will likely benefit from increased global demand, there is heightened concern that deep-rooted structural problems are likely to constrain longer-term recovery. As a result of the
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SCHRODER INTERNATIONAL FUND
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weak domestic  economy,  Japanese  companies with foreign  exposure  appear more
secure  than  domestically   focused  ones  and  these  have  been  increasingly
emphasized within the Fund at the expense of more defensive holdings. In the Pacific ex-Japan region, the Fund's exposure was reestablished in Hong Kong and increased in Singapore. Purchases within Hong Kong included several in the property sub-sector, which is expected to benefit from investor inflows and improving sales volumes. The Fund remains underweight in New Zealand and Australia.

Exposure to emerging markets was also established in the period due to their sensitivity to strengthening global growth, attractive valuations and generally improving returns on equity. Korea and Taiwan were added to the Fund's portfolio, as they are expected beneficiaries of improving export volumes and, in the case of Korea, of a more robust domestic economy. Technology stocks in particular in these markets appear cheap in comparison to those in developed markets. Mexico, also added, will benefit from its ties to U.S. economic recovery.

The Fund's bias towards cyclical stocks moderated at the end of 2001 given the uncertainty about the strength of the global economic and profit recovery, and the Fund moved to a slightly more defensive position entering 2002. The Fund reestablished exposure to economically sensitive sectors as evidence of an improving global economic environment mounted and is overweight in the consumer discretionary, industrials, technology and telecommunications areas. The Fund's underweight position in the financials sector was reduced as credit quality concerns began to subside and loan growth improved. However, the Fund's underweight position in more defensive sectors continues, as these companies are liable to lag as the global economic outlook improves.

OUTLOOK

With global economic activity rebounding and growth expectations rising, the Fund's exposure to the sectors and regions likely to benefit most from recovery should be rewarded. In particular, management believes that the Fund's cyclically sensitive technology and industrial holdings will be an important source of added value as corporate sector demand and capital spending increase from depressed levels and as valuations of many of these companies appear attractive.

Stock picking within sectors and countries will be critical in an environment where nominal growth is likely to remain low and pricing power poor. The Fund will continue to emphasize companies with good near- and medium-term earnings growth and avoid those discounting unrealistic expectations.

PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended     Ten Years Ended
                                                      April 30, 2002       April 30, 2002      April 30, 2002
                                                    ------------------   ------------------    ---------------
Schroder International Fund -- Investor Shares            -17.31%             1.94%(a)            6.93%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                 TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

British Petroleum                            3.04%
Allianz                                      2.00
TPG                                          1.99
Novartis                                     1.97
Roche Holdings                               1.94

             GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
[Graphic omitted] Plot points are as follows:

                    % of Net Assets
Continental Europe       50.0%
U.K.                     19.6
Japan                    17.3
Pacific ex-Japan          5.7
Emerging Markets          4.3
Short-Term Investment
and Other Net Assets      3.1
--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE
The Schroder International Smaller Companies Fund had a total return of 14.82% for the six months ended April 30, 2002, outperforming the benchmark Salomon Smith Barney EMI EPAC Index, which had a total return of 11.82% over the same period.

Good stock selection in the U.K. and Pacific ex-Japan region contributed to the Fund's performance. In terms of asset allocation, the Fund's underweight position in Japan also positively contributed to performance.

MARKET BACKGROUND

The semi-annual period saw a general upgrade in global growth forecasts in the aftermath of the September 11 tragedy. Many of the world's central banks loosened monetary policy, consumer demand surprisingly held steady, and inventories that were being depleted are in the process of being rebuilt. Equities in general benefited from these trends, with smaller company stocks doing particularly well, especially in the U.K. and continental Europe.

The relative strength of smaller companies has reflected the perception that as an asset class they are more economically sensitive. In both the U.K. and continental Europe, the more cyclical sectors such as consumer discretionary and industrials have greater representation in small cap indexes relative to large. In addition, the attractive valuations that appear to exist within the small cap universe are now receiving greater recognition.

Reflecting the more optimistic tone on the global economy, sectors such as consumer discretionary, industrials and basic materials performed strongly, although Japan was an exception to this trend. The energy sector was also strong due to higher oil prices and, in the U.K., as a result of merger and acquisition activity. Singapore and Hong Kong did particularly well, reflecting the region's sensitivity to a recovery in global trade and the fact that valuations appeared excessively cheap at the start of the period.

Despite a rally late in the period, the Japanese market still fell 5.8% due in part to the weakness of the yen. Given that large companies generally benefit from a weaker yen, small cap stocks underperformed large caps in Japan during the six months. Overall sentiment continues to be depressed as Japan slips into recession, no clear political leadership has emerged and the banking sector continues to weaken. On a brighter note, technology stocks in Japan have been relatively strong, if volatile, on hopes that demand will recover and inventories will rebuild.

PORTFOLIO REVIEW
Relative to the benchmark, the Fund was slightly overweighted on continental European equities, but kept a lower exposure to Japan and the U.K. The most significant additions to the Fund were in the Pacific ex-Japan region based on the inexpensive valuations and an increasing conviction that the corporate earnings cycle was set for recovery. There, the Fund's purchases focused on Hong Kong including ASIA SATELLITE TELECOMMUNICATIONS (satellite operator with unique pan-Asian footprint), DAH SING FINANCIAL (tightly managed consumer oriented bank), ESPRIT (fashion retailer and wholesaler) and HANG LUNG PROPERTIES (property developer and manager). The Fund also initiated exposure in Korea, centering on stocks expected to benefit from a recovery in domestic demand, such as the leading advertising agency CHEIL COMMUNICATIONS and HYUNDAI DEPARTMENT STORES.

The Fund's European activity reflected specific stock factors rather than major sector shifts. Longer-term themes such as renewable energy, healthcare and outsourcing continue. New holdings included HAGEMEYER (distribution), TECHEM (utility usage measurement equipment), LVL MEDICAL (provider of home medical treatment equipment) and GROUPE STERIA (systems integration).

In the U.K., the Fund's focus is on companies that appear set to benefit from public investment such as health, education and transportation, while the Fund has taken a more cautious stance in the areas of general manufacturing, technology and telecommunications. To capitalize on this trend, the Fund's new holdings include ALPHA AIRPORTS and GO-AHEAD GROUP (transportation) as well as TAYLOR WOODROW and CARILLION (construction). The other area where new holdings were initiated centers on consumer consumption where there are continued signs of strength. The Fund's purchases included FINDEL (retailing) and COUNTRYWIDE ASSURED and SWAN HILL that provide exposure to the buoyant residential property market.

Japanese exposure continues to be below the benchmark and a currency hedge covering the bulk of the Fund's exposure in this market was in place throughout the period. With expectations that demand will increase in the technology sector, the Fund purchased NIPPON CHEMI-CON, ARISAWA MANUFACTURING, KOA and FUJITSU DEVICES, although profits were taken on the latter two within the period. New stocks in the Fund offering longer-term growth attractions included BANDAI (toy manufacturer) and PARK24 (parking lot operator).
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                                        6
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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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OUTLOOK

Management believes economic activity will continue gathering pace in coming months as companies increase production to restock inventories. We estimate that this will be most evident in the U.S., but should ripple through to Japan, continental Europe and the U.K. Management also believes the Pacific ex-Japan should also remain strong, resulting in a synchronized upturn in global activity.

However, there are still uncertainties about the strength of the upswing. In the U.S., the consumer was the mainstay of economic growth over the past year, an unusual occurrence at this stage of the cycle. Consequently, management has doubts about the ability of households to continue this trend while corporate restructurings continue to threaten the unemployment rate. The U.K. consumer remains strong, driven by low mortgage rates. There are pockets of strength in Australia and Korea. However, in Japan and continental Europe, consumer spending is providing little support to the economy.

While the case for a synchronized global recovery during 2002 may be warranted, many of the more obvious beneficiaries have already performed strongly, particularly in the base materials sectors (chemicals, steels, papers) and in selected technology and consumer discretionary areas. In addition, high levels of consumer debt may become an issue if interest rates begin to rise.

Consequently, the Fund's cyclical bias is not expected to change at this stage, nor does management expect to change the Fund's longer-term focus upon companies with strong balance sheets and management offering visibility of earnings growth.


PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended      Inception to
                                                      April 30, 2002       April 30, 2002      April 30, 2002*
                                                    ------------------   ------------------  - ----------------
Schroder International Smaller Companies Fund --
   Investor Shares                                        -11.67%             12.00%(a)             9.54%

(a)  Average annual total return.

*Average annual total return from commencement of Fund operations
 (November 4, 1996)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

               TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------


Reed Health Group                            2.21%
Dairy Credt Group                            1.85
Findel                                       1.82
Carillion                                    1.68
AEA Technology                               1.59

            GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
[Graphic omitted] Plot points are as follows:

                    % of Net Assets
Continental Europe       41.6%
U.K.                     26.9
Japan                    14.4
Pacific ex-Japan          8.9
Emerging Markets          2.6
Short-Term Investment
and Other Net Assets      5.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

The Schroder Ultra Fund continued its strong performance with a total return of 25.85% for the six months ended April 30, 2002. This compares to the benchmark Russell 2000 Index return of 20.03% for the same period.

As in prior periods, the Fund continued its approach of opportunistic investing, focusing on underfollowed companies across all industries. The Fund also continued to hedge its exposure to a declining market using both options and short positions.

MARKET BACKGROUND

The six-month period under review saw an economic slowdown, continued international tensions, and declining confidence in the accuracy of financial statements as well as Wall Street research. When the Federal Reserve Board made two interest rate cuts in the wake of the September 11 terrorist attacks (bringing the number of cuts in 2001 to eleven), the U.S. equity market experienced a rally. While this rally continued until the end of 2001, the market failed to maintain its positive momentum when the new year arrived.

The first few months of 2002 saw a combination of poor earnings results, concerns over the accuracy of corporate financial statements in the wake of the bankruptcy of Enron and rising tensions in the Middle East negatively impact the market.

While these factors affected both large and small capitalization companies, investors felt the growth potential for smaller companies was more attractive than that of their larger counterparts and that their financial statements were more transparent. These factors combined with strong cash flows into smaller companies funds, helped smaller companies outperform their larger counterparts during the period.


PORTFOLIO REVIEW

For the six-month period, the Fund continued to focus on investing in undervalued companies with strong earnings growth prospects. Many of these companies were tied to the consumer, who continued to spend in the face of a weak economy. Among the Fund's best performers during the period were retailers TRACTOR SUPPLY and GART SPORTS, both of which also benefited from accretive acquisitions.

As always the Fund looked for underfollowed opportunities across a variety of sectors. Over the semi-annual period, the Fund's investments in truckload carrier PAM TRANSPORTATION SERVICES, crafts retailer JO-ANN STORES and industrial products maker ACTUANT all contributed to performance. These companies had limited Wall Street coverage but strong earnings growth, and all saw their strong fundamentals recognized through a higher stock price.

The most challenging sector in the market remained technology. While many technology stocks have fallen considerably, some areas such as semiconductors show signs of bottoming-out. The Fund's investments in this area produced mixed results. While some holdings like ROXIO proved to be quite successful, others such as MANUFACTURERS SERVICES and AMDOCS were not.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

OUTLOOK

Looking ahead, a great deal of uncertainty remains in the U.S. equity markets. The economic recovery, expected during the second half of 2002, now appears to be more subdued. Over the next few months, management expects corporate profits will continue to be weak. Capital spending remains at depressed levels and the country's economic health is inconsistent. Management believes that these factors, combined with geopolitical circumstances, are likely to result in continued volatility in equity markets. Historically, small capitalization stocks have performed very well coming out of a recession, often significantly outperforming larger companies. No matter what happens in the economy, however, the Fund will continue its longstanding policy of investing in companies which management believes are profitable, underfollowed and misunderstood and can offer superior earnings growth, while using a variety of hedging strategies in an attempt to maintain performance, even in difficult market environments.

PERFORMANCE INFORMATION

                                            One Year Ended        Inception to
                                             April 30, 2002      April 30, 2002*
                                            ---------------      ---------------
Schroder Ultra Fund -- Investor Shares            70.05%              87.40%

*Average annual total return from commencement of Fund operations
 (October 15, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

              TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Tractor Supply                               3.49%
Hancock Fabrics                             2.37
First Horizon Pharmaceutical                 2.33
Gart Sports                                  2.29
Actuant                                      2.18

              TOP 5 SECTORS
SECTOR                                % OF NET ASSETS
--------------------------------------------------------------------------------

Consumer Discretionary                      23.2%
Health Care                                 10.1
Banks & Finance                              8.3
Technology - Software                        5.4
Capital Goods                                4.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

Total return for the Schroder U.S. Large Cap Equity Fund for the six-month period ended April 30, 2002 was -3.69% compared with its benchmark, the S&P 500 Index, which had a total return of 2.31%. Weak stock selection in the consumer discretionary, industrial, and financial sectors contributed to the Fund's underperformance. In addition, the Fund's modest overweight position in the technology sector relative to the benchmark also had a negative impact on performance.

MARKET BACKGROUND

In the last quarter of 2001, major stock market averages moved significantly higher due in part to Federal Reserve policy, success in the war on terrorism, indications that the U.S. economy was reaching its low, and hopes that a return to economic growth was in sight. Even the most economically sensitive sectors rose on the belief that a robust recovery would arrive by the second half of 2002 and consumer demand remained strong. Technology, consumer discretionary (particularly retailers) and industrials posted the highest returns. As the semi-annual period progressed, investors moved away from their bias towards more defensive stocks resulting in a return to favor of smaller capitalization companies.

At their meeting in March 2002, the Federal Reserve Board took a more neutral position on the economy by leaving interest rates unchanged. This marked a departure from the eleven cuts the Fed made to rates in 2001 and led many to believe that their next actions would be to raise rates. This sentiment acted as a partial offset to the belief that the recession that began last March had ended.

For the first quarter of 2002, the S&P 500 finished largely unchanged. Sector performance reflected the dichotomy in market sentiment. Energy and materials companies benefited from improving economic expectations and were the strongest performing sectors. Consumer staples also outperformed on the promise of relatively steady earnings in what continues to be a difficult profit environment. Technology companies did not join in this upswing, as investors instead focused on the weak capital-spending environment. Telecommunications was the worst performing sector during the period as both long distance and wireless companies suffered.

PORTFOLIO REVIEW

Stock selection in the technology sector was the greatest contributor to Fund performance during the six-month period. In particular, APPLIED MATERIALS benefited from being well positioned to capitalize on the rebound in orders in the semiconductor industry. Also, LEXMARK INTERNATIONAL outperformed as a result of the company's strong execution and ability to deliver on its targets in this difficult environment.

Also adding to Fund returns were U.S. BANCORP and healthcare company BAXTER INTERNATIONAL. Like other banks, U.S. Bancorp continued to benefit from widening net interest margins (due to a continued steep yield curve, deposit growth and consumer loan growth). The firm's merger with Firstar is progressing smoothly and the new entity is expected to see strong returns as focus shifts away from integration issues and back to revenue opportunities. Baxter International continues to benefit from its consistency in earnings and increased exposure to the high growth product Factor 8, a treatment for hemophilia.

TYCO INTERNATIONAL was the greatest detractor to Fund performance for the six-month period. Tyco continues to remain under pressure as the market awaits the status of the sale of its CIT Group finance arm and fears persist over Tyco's ability to generate adequate cash flow to satisfy its near term debt obligations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Within the Fund's media sector holdings, AOL TIME WARNER'S stock price suffered during the period mainly due to two factors, one fundamentally driven and the other perception based. From a fundamental standpoint, a slowdown in both new internet subscribers and online advertising had a negative impact. Regarding sentiment, company management "overpromised" and "underdelivered" in 2001 leaving investors skeptical that new management can operate the company effectively enough to achieve stated growth targets. Holdings in COMCAST were also a drag on Fund performance. That stock fell as a result of debt leverage and valuation concerns in the cable industry after competitor Adelphia disclosed accounting irregularities. Comcast is also in the midst of a merger with AT&T, which is weighing on the shares. The Fund continues to hold a position in these stocks on the belief they are both undervalued relative to their longer-term growth potential.

OUTLOOK

Management believes that recent economic indicators point to the improving health of the economy and increased earnings visibility. The Fund's investment strategy continues to focus on companies expected to benefit from an industrial led recovery (industrials and technology sectors) with less emphasis on the more defensive areas of the market (consumer staples). Given that the consumer has remained resilient, management does not expect the economic rebound within the consumer discretionary sector to be as robust as would normally be expected at this point in the cycle and therefore, the Fund is underweight in this area.

PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended     Ten Years Ended
                                                      April 30, 2002       April 30, 2002      April 30, 2002
                                                      --------------      ----------------     ---------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares                                                 -21.23%             5.80%(a)            10.22%(a)

(a)  Average annual total return.


"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                 TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Microsoft                                    4.22%
Citigroup                                    4.18
Exxon Mobile                                 3.96
Pfizer                                       3.93
PepsiCo                                      3.13

               TOP 5 SECTORS
SECTOR                                % OF NET ASSETS
--------------------------------------------------------------------------------

Financial Services                          19.0%
Health Care                                 17.9
Capital Goods                               11.4
Consumer Staples                             8.3
Energy                                       6.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

For the six months ended April 30, 2002, the total return of the Schroder U.S. Smaller Companies Fund was 15.03%. This compares with its benchmark, the Russell 2000 Index, which had a total return of 20.03% for the same period.

While the Fund delivered strong absolute performance, its underperformance relative to the benchmark can be attributed to an overweight position in technology and an underweight position in basic materials and capital goods. Technology was one of the worst performing areas in the market during the period under review and the Fund's investments in the sector were unable to overcome the negative fundamentals and market environment. The Fund's underweight stance versus the benchmark in the capital goods and basic materials sectors reflected management's belief that valuations did not offer sufficient return potential to offset the risks associated with a weak economy.

MARKET BACKGROUND

The six-month period under review saw an economic slowdown, continued international tensions, and declining confidence in the accuracy of financial statements as well as Wall Street research. When the Federal Reserve Board made two interest rate cuts in the wake of the September 11 terrorist attacks (bringing the number of cuts in 2001 to eleven), the U.S. equity market experienced a rally. While this rally continued until the end of 2001, the market failed to maintain its positive momentum when the new year arrived.

The first few months of 2002 saw a combination of poor earnings results, concerns over the accuracy of corporate financial statements in the wake of the bankruptcy of Enron and rising tensions in the Middle East negatively impact the market.

While these factors affected both large and small capitalization companies, investors felt the growth potential for smaller companies was more attractive than that of their larger counterparts and that their financial statements were more transparent. These factors combined with strong cash flows into smaller companies funds, helped smaller companies outperform their larger counterparts during the period.


PORTFOLIO REVIEW

For the six-month period, the Fund continued to focus on companies with strong management, a sustainable business model and the potential for solid profits growth. Many of these companies were tied to the consumer, who continued to spend even in the face of a weak economy. The restaurant sector was a particularly strong contributor to Fund performance, with casual dining chains APPLEBEES INTERNATIONAL, RUBY TUESDAY and CEC ENTERTAINMENT benefiting from consumer spending. Crafts retailer MICHAELS STORES also did well during the period as people spent greater amounts of time at home pursuing hobbies.

As always the Fund looked for underfollowed opportunities across a variety of sectors. Versus the benchmark, the Fund was underweight in financial services but did benefit from holdings in HILB ROGAL & HAMILTON, an entrepreneurial insurance brokerage firm that saw earnings grow by 50% or more the last several quarters as insurance rates rose and the firm placed an increased focus on profitability.

The Fund continued to avoid bio-tech firms due to growing uncertainty as to who will successfully develop new drugs and who will fail. However, within the health care sector, companies that benefit from technological change such as laboratory supplier CHARLES RIVER LABORATORIES, and clinical lab companies such as LABORATORY CORPORATION OF AMERICA remain holdings.

Although the Fund was underweight in the basic materials sector during the six months, MARTIN MARIETTA MATERIALS, a producer of construction materials, had an impact on Fund underperformance after it reduced earnings estimates and provided a weaker than anticipated outlook for the remainder of the year.

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

The most challenging sector in the market remained technology. PERKINELMER, a provider of scientific instruments, and ADVANCED DIGITAL INFORMATION, a provider of storage solutions were two of the worst performers following weak earnings reports and lowered outlooks. While many technology stocks have fallen considerably, some areas such as semiconductors show signs of bottoming-out. The Fund was early in its investments in this area and would likely have fared better by deploying capital elsewhere. At this point it is unclear when the technology sector will recover and the market's strong reaction to every piece of news shows how uncertain investors are. The Fund continues to stick with companies believed to be long term survivors and are expected to lead the way as the economy recovers.

OUTLOOK

Looking ahead, a great deal of uncertainty remains in the U.S. equity markets. The economic recovery, expected during the second half of 2002, now appears to be more subdued. Over the next few months, management expects corporate profits will continue to be weak. Capital spending remains at depressed levels and the country's economic health is inconsistent. Management also believes that these factors, combined with geopolitical circumstances, are likely to result in continued volatility in equity markets. Historically, small capitalization stocks have performed very well coming out of a recession, often significantly outperforming larger companies. No matter what happens in the economy, however, the Fund will continue its longstanding policy of investing in companies which management believes are profitable, underfollowed and misunderstood and can offer superior earnings growth.

PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended      Inception to
                                                      April 30, 2002       April 30, 2002      April 30, 2002*
                                                      --------------      ----------------     ---------------
Schroder U.S. Smaller Companies Fund -- Investor
   Shares                                                 11.79%              14.56%(a)            17.69%

(a)  Average annual total return.

*Average annual total return from commencement of Fund operations
 (August 6, 1993)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST .

               TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Rent-A-Center                                1.75%
Michaels Stores                              1.75
Applebees International                      1.62
Ruby Tuesday                                 1.55
Amphenol                                     1.54


              TOP 5 SECTORS
SECTOR                                % OF NET ASSETS
--------------------------------------------------------------------------------

Consumer Discretionary                      24.4%
Health Care                                 14.5
Technology                                   9.7
Business Services                            8.6
Capital Goods                                6.3

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

The Schroder MidCap Value Fund's total return for the six months ended April 30, 2002 was 15.54%. The Fund's benchmark, the Russell MidCap Value Index, returned 20.16% for the same period.

MARKET BACKGROUND

The six months from November 2001 to April 2002 can best be looked at as two different time periods. After the attacks of September 11, the Federal Reserve Board quickly moved to increase money supply. They also continued to reduce interest rates bringing the total number of cuts in 2001 to eleven. The Fed's action allowed the country to avert a severe recession and the economy began to show signs of recovery. Beginning in early November, investors began to embrace the technology and cyclicals sectors, two areas that had taken an earlier beating. As a result, their valuations quickly over-inflated based upon sharp estimated earnings recovery in the second half of 2002.

Hopes of an upturn in the second half of 2002 began to fade in late January as economic data was released. Early recovery signs were attributed to an inventory correction, and analysts began revising 2002 earnings estimates downward on the belief that a correction would be more delayed and less vigorous than initially expected. In addition, accounting issues that began with Enron, spread to other major corporations and industry sectors prompting more analyst earnings reductions and more conservative valuation assumptions. Therefore, what helped performance in the first half of the period, hindered it in the second half.

PORTFOLIO REVIEW

The Fund was well positioned for the strong fourth quarter rally after investing in several high quality technology stocks that were victims of the sharp sell off after September 11. These included SYMANTEC, SCI SYSTEMS (which was acquired by Sanmina in December), TERADYNE, and CONEXANT SYSTEMS, putting the technology sector of the Fund in an overweight position versus the benchmark. These holdings rose significantly in November and December. Before the calendar year ended, the Fund took profits in Teradyne and Conexant due to the fact that their valuations rose far beyond what fundamentals could justify based on 2002 and 2003 estimates. Ironically, those holdings with the most visible earnings growth in 2002, namely defense technology companies and consumer non- durables, including healthcare and education, were the biggest drag on Fund performance in the fourth quarter as investors pulled money from these names to put into cyclicals, especially technology.

Since September 11, the Fund has tried to balance its holdings in companies with good, steady earnings visibility in 2002 with the expected beneficiaries of an economic recovery in late 2002 and 2003, all while applying core price discipline rules. The Fund's heavy commitment to energy stocks since last summer when the sector was displaying high reward and low downside risk paid off over the last six months. WEATHERFORD INTERNATIONAL, BJ SERVICES and DEVON ENERGY all appreciated substantially and continue to benefit the Fund as Mideast turmoil sparks concerns over U.S. foreign energy dependence.

Consumer issues with good 2002 earnings visibility such as CVS, STAPLES, BRINKER INSTRUMENTAL and MCGRAW-HILL performed strongly. The same can be said for banks and insurance holdings where the Fund is slightly overweight. Healthcare companies, including BARR LABORATORIES a generic drug manufacturer and THERMO ELECTRON a maker of measurement instruments for medical labs, did not work well in the six-month period as demand and pricing issues overwhelmed large and small companies alike. The Fund's performance was also impacted by its position in ADELPHIA COMMUNICATIONS, a company that suffered as a result of the market's reaction to reported discrepencies in its financial reporting.

OUTLOOK

The outlook for the market remains a cautious one due to the pace of the economic recovery and the high current market valuation. Evidence is building that the strong economic bounce witnessed in the first quarter was inventory driven. Many companies the Fund regularly screens reported that although sales were strong in the first several weeks of the quarter, activity was disappointing in the last weeks of March. They continue to note that pricing power is nonexistent, nd the cost of doing business (including energy prices) continues to rise. Fears of global overcapacity and sluggish demand still exist in many industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Corporate profitability may not bounce back with its normal vigor after a recession. Yet many cyclical sectors of the market anticipate a robust recovery, and select valuations are high versus historic levels at this juncture of a recovery. Management believes that this market should be looked on as one in transition that will slowly adjust back to historic, long-term corporate profit growth rates of 4-6% per year, rather than the unsustainable rates of 10-15% experienced in the late 1990's. With the recalibration in long-term earnings growth expectations there may be limited upside in the near-term.

Management believes that the Fund's investment approach should benefit performance for the remainder of the year while the market continues to come to grips with numerous uncertainties. As these uncertainties persist, management expects that more investors will start rotating into and then stay with the "plain vanilla" companies favored by the Fund. Characteristics of such firms include focused business models, simple accounting, clean financials, and experienced management teams who are also shareholders. The Fund's investment universe continues to be comprised of many of these underappreciated companies at reasonable, not necessarily cheap, valuations that we believe will eventually draw the attention of other investors. Over the course of time, in this frustrating rotational and volatile market, these firms should become appreciated for their steady profiles. Management believes that patience in the Fund's investment style will once again be rewarded.

PERFORMANCE INFORMATION

                                                                           One Year Ended       Inception to
                                                                           April 30, 2002      April 30, 2002*
                                                                           --------------      ---------------
Schroder MidCap Value Fund -- Investor Shares                                   -2.83%               7.60%

*Average annual total return from commencement of Fund operations
(August 1, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                 TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Weatherford International                    4.09%
Anthem                                       3.90
Northrop Grumman                             3.90
Kellogg                                      3.75
Harris                                       3.69

                TOP 5 SECTORS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Consumer Cyclicals                          13.9%
Business Services                           12.2
Energy                                      11.2
Technology                                  10.4
Health Care                                  9.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 15, 2002)

PERFORMANCE

For the six-month period ended April 30, 2002, the Schroder Small Capitalization Value Fund had a total return of 9.98%, compared with its benchmark, the Russell 2000 Index, which had a total return of 20.03%.

MARKET BACKGROUND

The six months from November 2001 to April 2002 can best be looked at as two different time periods. After the attacks of September 11, the Federal Reserve Board quickly moved to increase money supply. They also continued to reduce interest rates bringing the total number of cuts in 2001 to eleven. The Fed's action allowed the country to avert a severe recession and the economy began to show signs of recovery. Beginning in early November, investors began to embrace the technology and cyclicals sectors, two areas that had taken an earlier beating. As a result, their valuations quickly over-inflated based upon sharp estimated earnings recovery in the second half of 2002.

Hopes of an upturn in the second half of 2002 began to fade in late January as economic data was released. Early recovery signs were attributed to an inventory correction, and analysts began revising 2002 earnings estimates downward on the belief that a correction would be more delayed and less vigorous than initially expected. In addition, accounting issues that began with Enron spread to other major corporations and industry sectors, prompting more analyst earnings reductions and more conservative valuation assumptions. Therefore, what helped performance in the first half of the period, hindered it in the second half.

PORTFOLIO REVIEW

The Fund participated in the fourth quarter 2001 rally but it failed to keep up with the same robust technology returns seen in the benchmark. The Fund did see solid performance from some technology holdings including BORLAND SOFTWARE and STORAGE TECHNOLOGY. These were augmented by equally strong returns in oil service investments such as GRANT PRIDECO, CAL DIVE and NATIONAL-OILWELL as well as the healthcare company DENDRITE and SCOTTS, a consumer staples concern. Ironically, those companies with the most visible earnings growth in 2002, namely in the defense technology and healthcare areas, were the biggest drag on Fund performance in the fourth quarter as investors pulled money from these names to put into cyclicals, especially technology.

Since September 11 the Fund has tried to balance its holdings in companies with good, steady earnings visibility in 2002 with the expected beneficiaries of an economic recovery in late 2002 and 2003 all while applying core price discipline rules. The Fund's heavy commitment to energy stocks since last summer when the sector was displaying high reward and low downside risk paid off over the last six months. While selected holdings were recently trimmed, they continue to benefit the Fund as Mideast turmoil sparks concerns over U.S. foreign energy dependence.

Last summer, the Fund also began making more investments in defense electronics companies. At that time, the government made a commitment to rebuild the military which in turn lent strong earnings visibility to these companies just as earnings estimates and visibility were crumbling in other technology issues. Positions were built in ALLIANT TECHSYSTEMS and HARRIS both of which rose significantly in late September. Then, they held steady in the fourth quarter while technology stocks rallied on the belief that actions by the Fed would fuel renewed technology spending by the second half of 2002. Defense stocks rose again in the first quarter of this year. The Fund took some profits in both Alliant Techsystems and Harris to purchase smaller, cheaper companies in the sector such as EDO and TITAN that exhibit strong growth opportunities.

The Fund's healthcare holdings including BARR LABORATORIES, a generic drug manufacturer, and HAEMONETICS, a manufacturer of automated blood processing systems, were a performance detriment. Demand and pricing issues overwhelmed large and small companies alike. The Fund exited positions such as ALPHARMA and DENDRITE, where earnings and valuations looked vulnerable, and redirected the proceeds into issues with stronger prospects.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

The outlook for the market remains a cautious one due to the pace of the economic recovery and the high current market valuation. Evidence is building that the strong economic bounce witnessed in the first quarter was inventory driven. Many companies the Fund regularly screens reported that although sales were strong in the first several weeks of the quarter, activity was disappointing in the last weeks of March. They continue to note that pricing power is nonexistent, and the cost of doing business (including energy prices) continues to rise. Fears of global overcapacity and sluggish demand still exist in many industries.

Corporate profitability may not bounce back with its normal vigor after a recession. Yet many cyclical sectors of the market anticipate a robust recovery, and select valuations are high versus historic levels at this juncture of a recovery. Management believes that this market should be looked on as one in transition that will slowly adjust back to historic, long-term corporate profit growth rates of 4-6% per year, rather than the unsustainable rates of 10-15% experienced in the late 1990's. With the recalibration in long-term earnings growth expectations there may be limited upside in the near-term.

Management believes that the Fund's investment approach should benefit performance for the remainder of the year while the market continues to come to grips with numerous uncertainties. As these uncertainties persist, we expect that more investors will start rotating into and then stay with the "plain vanilla" companies favored by the Fund. Characteristics of such firms include focused business models, simple accounting, clean financials, and experienced management teams who are also shareholders. The Fund's investment universe continues to be comprised of many of these underappreciated companies at reasonable, not necessarily cheap, valuations that management believes will eventually draw the attention of other investors. Over the course of time, in this frustrating rotational and volatile market, these firms should become appreciated for their steady profiles. Management also believes that patience in the Fund's investment style will once again be rewarded.

PERFORMANCE INFORMATION

                                                      One Year Ended      Five Years Ended      Inception to
                                                      April 30, 2002       April 30, 2002      April 30, 2002*
                                                      --------------      ----------------     ---------------
Schroder Small Capitalization Value Fund -- Investor
   Shares                                                  4.33%              11.38%(a)            12.30%

(a)  Average annual total return.

*Average annual total return from commencement of Fund operations
 (February 16, 1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                TOP 5 HOLDINGS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Grant Prideco                                3.78%
Gtech Holdings                               3.41
Alliant Techsystems                          3.31
Terex                                        3.30
Dial                                         3.10

                TOP 5 SECTORS
SECURITY                              % OF NET ASSETS
--------------------------------------------------------------------------------

Energy                                      16.7%
Capital Goods                               12.6
Business Services                           11.4
Consumer Cyclicals                          10.9
Technology                                   9.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                   Value $
   --------                                 ----------
            COMMON STOCK - 86.9%
            BRAZIL - 8.2%
     10,900 Bebidas (Ambev) ADR               228,573
      3,720 Brasil Telecom Participacoes ADR  144,708
     21,700 Copel ADR                         154,721
     35,894 Eletrobras ADR                    246,096
      9,000 Grupo Pao de Acucar ADR           211,500
     45,080 Petrobras ADR                   1,054,872
     15,100 Tele Centro Oeste Celular
              Participacoes ADR                89,090
     23,858 Tele Norte Leste Participacoes
              ADR                             301,327
      7,900 Unibanco GDR                      193,550
      9,300 Vale do Rio Doce                  253,404
      2,091 Vale do Rio Doce ADR (1)           57,063
                                          -----------
                                            2,934,904
            CHILE - 0.5%
      9,300 Banco Santiago ADR                179,490
                                          -----------
            CHINA - 1.2%
    576,000 Angang New Steel                   79,023
    608,000 PetroChina                        123,951
    463,000 Qingling Motors                    77,175
      5,900 Utstarcom (1)                     144,550
                                          -----------
                                              424,699
            CZECH REPUBLIC - 0.4%
      2,655 Komercni Banka (1)                137,806
                                          -----------
            HONG KONG - 4.2%
    112,000 China Insurance International
              Holdings                         63,545
    145,000 China Merchants Holdings
              International                   111,550
    228,500 China Mobile (Hong Kong) (1)      748,561
    972,000 China Petroleum &
              Chemical (Sinopec)              155,785
    232,000 Hong Kong Exchanges
              & Clearing                      413,478
                                          -----------
                                            1,492,919
            HUNGARY - 1.1%
      6,210 Matav Rt. ADR                     117,369
      9,250 OTP Bank Rt. GDR                  162,800
      1,960 Richter Gedeon Rt. GDR            125,244
                                          -----------
                                              405,413
            INDIA - 1.5%
     14,600 ITC GDR                           191,990
     16,600 Reliance Industries GDR  (2)      205,840
     10,200 Satyam Computer
              Services ADR (1)                121,890
                                          -----------
                                              519,720


   Shares                                 Value $
   --------                               ----------

            INDONESIA - 1.5%
    165,000 PT Hanjaya Mandala
              Sampoerna                        77,372
  1,021,200 Telekomunikasi Indonesia          459,704
                                          -----------
                                              537,076
            ISRAEL - 0.9%
     17,769 Check Point Software
              Technologies (1)                322,507
                                          -----------
            MALAYSIA - 5.2%
     98,000 Commerce Asset Holdings           235,974
     65,000 Genting                           266,842
     39,000 Malaysian Pacific Industries      225,789
    174,100 Public Bank (1)                   179,598
    156,000 Resorts World                     431,053
     89,000 Road Builder                      145,211
    141,000 Sime Darby                        200,368
     61,900 Telekom Malaysia                  158,008
                                          -----------
                                            1,842,843
            MEXICO - 11.1%
    118,000 Alfa (1)                          237,880
     20,650 America Movil ADR, Series L       385,123
      8,005 Apasco                             55,798
      4,450 Coca-Cola Femsa ADR               123,621
     50,000 Grupo Financiero Banorte (1)      133,596
    374,700 Grupo Financiero BBVA
              Bancomer (1)                    372,090
    139,390 Grupo Modelo Series C             377,642
     10,430 Grupo Televisa ADR (1)            471,436
     38,900 Organizacion Soriana (1)          134,434
     28,875 Telefonos De Mexico ADR         1,092,630
     11,700 Tubos De Acero De Mexico
              ADR                             123,435
    163,270 Wal-Mart De Mexico, Series C      458,012
                                          -----------
                                            3,965,697
            RUSSIA - 6.4%
     40,900 Gazprom ADR                       654,400
      5,602 Lukoil ADR                        398,363
      3,100 Mobile Telesystems ADR             97,185
     29,630 Surgutneftegaz ADR                562,525
     19,713 Unified Energy System GDR (1)     292,541
      2,900 Vimpel-Communications
              ADR (1)                          68,730
      1,400 Yukos ADR                         205,800
                                          -----------
                                            2,279,544
            SOUTH AFRICA - 8.3%
     87,710 ABSA Group                        255,698
    318,230 African Bank Investments          224,449
     17,100 Anglo American                    270,160
     12,872 Anglo American Platinum           613,719


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                 Value $
   --------                               ----------

            COMMON STOCK
            SOUTH AFRICA - (CONTINUED)
      5,800 Anglogold                         315,262
     28,000 Barloworld                        169,837
    104,000 M-Cell                            127,143
    100,800 Naspers "N" Shares                163,518
     22,900 Sappi                             281,682
     50,100 Sasol                             532,392
                                          -----------
                                            2,953,860
            SOUTH KOREA - 19.2%
     47,800 Daewoo Securities (1)             287,749
     16,500 Daishin Securities (1)            297,728
     39,450 Good Morning Securities (1)       187,487
      9,900 Hanjin Transportation             134,264
      4,000 Hyundai Department Store          125,807
     82,770 Hyundai Engineering
              & Construction (1)              176,215
     18,230 Hyundai Motor                     676,203
     35,230 Hyundai Securities (1)            254,006
     15,492 Kookmin Bank                      705,134
     14,870 KorAm Bank (1)                    141,340
     10,700 Korea Electric Power (KEPCO)      202,581
      5,900 Korea Telecom ADR                 133,635
      5,400 LG Chemical                       163,162
     17,690 Pohang Iron & Steel ADR           432,520
      4,300 Samsung Electro-Mechanics         253,205
      5,750 Samsung Electronics             1,697,384
     19,870 Shinhan Financial Group           268,711
      3,560 SK Telecom                        691,890
                                          -----------
                                            6,829,021
            TAIWAN - 12.1%
    200,000 Arima Computer                    150,363
    710,000 Bank Sinopac (1)                  347,678
    415,000 China Airlines                    180,508
    151,000 Compeq Manufacturing (1)          265,324
     72,000 Delta Electronics                 125,475
    536,000 Evergreen Marine                  254,753
    409,000 Far Eastern Textile               189,679
    314,000 First Commercial Bank             224,312
     52,000 Hon Hai Precision Industry        227,676
    183,000 Inventec                          164,993
    631,000 Polaris Securities (1)            314,446
    439,752 Taiwan Semiconductor
              Manufacturing (1)             1,108,374
    195,000 Unimicron Technology              225,804
    343,760 United Microelectronics (1)       524,809
                                          -----------
                                            4,304,194

   Shares                                 Value $
   --------                               ----------

            THAILAND - 2.8%
    321,100 Advanced Info Service             326,631
    113,000 Land & House (1)                  184,175
      7,300 Siam Cement                       165,391
    251,100 Siam Commercial Bank (1)          144,547
    223,000 Thai Farmers Bank (1)             157,242
                                          -----------
                                              977,986
            TURKEY - 2.3%
 34,589,000 Haci Omer Sabanci Holding (1)     149,658
 23,444,760 Turkcell Iletisim
              Hizmetleri (1)                  157,406
 56,529,000 Turkiye Garanti Bankasi (1)       105,425
 36,021,813 Turkiye Is Bankasi (Isbank)       201,540
 69,647,500 Yapi Ve Kredi Bankasi (1)         200,032
                                          -----------
                                              814,061
            TOTAL COMMON STOCK
              (Cost $26,731,333)           30,921,740
                                          -----------
            PREFERRED STOCK - 3.6%
            BRAZIL - 1.8%
 41,945,686 Banco Bradesco                    247,574
  3,450,000 Banco Itau                        273,694
  9,424,000 Gerdau                            125,600
                                          -----------
                                              646,868
            SOUTH KOREA - 1.8%
     29,700 LG Electronics (1)                585,256
      3,300 LG Electronics Investment          56,740
                                          -----------
                                              641,996
                                          -----------
            TOTAL PREFERRED STOCK
              (Cost $1,125,926)             1,288,864
                                          -----------
            WARRANTS - 0.9%
            INDIA - 0.9%
      2,715 Infosys Technology (1)            204,650
     27,100 State Bank of India (1)           127,699
                                          -----------
            TOTAL WARRANTS
              (Cost $320,368)                 332,349
                                          -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                 Value $
   --------                               ----------

            EQUITY-LINKED WARRANTS (3) - 6.1%
            INDIA - 2.9%
     11,400 Bajaj Auto (1)                    114,938
      8,700 Dr. Reddy's Laboratory (1)        179,625
     40,700 Hindustan Lever (1)               170,549
      8,000 Housing Development (1)           107,504
     15,900 Ranbaxy Laboratories (1)          279,284
     86,600 Tata Iron & Steel (1)             198,976
                                          -----------
                                            1,050,876
            SOUTH KOREA - 2.4%
      2,800 Samsung Electronics (1)           839,188
                                          -----------
            TAIWAN - 0.8%
    269,000 Macronix International (1)        209,551
     32,668 Taiwan Semiconductor
              Manufacturing (1)                82,859
                                          -----------
                                              292,410
                                          -----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $1,975,379)             2,182,474
                                          -----------
Principal
Amount $
------------

             REPURCHASE AGREEMENT - 0.1%
     30,000  State Street Bank and Trust
                Company, 0.85%, 05/01/02
                repurchase agreement, dated
                04/30/02 with a repurchase
                price of $30,001,
                collateralized by a
                $30,000 United States
                Treasury Note, 4.625%
                due 02/28/03, valued at
                $30,839
                (Cost $30,000)                 30,000
                                         ------------
            TOTAL INVESTMENTS
              (Cost $30,183,006) - 97.6%   34,755,427
            OTHER ASSETS LESS
              LIABILITIES - 2.4%              848,718
                                          -----------
            TOTAL NET
              ASSETS - 100%$              35,604,145
                                          ===========

(1) Denotes non-income producing security.
(2) Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, this security aggregated $205,840 or 0.58% of the assets of the Fund.
(3) Securities are not readily marketable. See Note 2 in Notes to Financial Statements
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL

                                                      UNDERLYING
                                                      FACE AMOUNT      UNREALIZED
CONTRACT DATE       CURRENCY            UNITS          OF VALUE       DEPRECIATION
-------------   ----------------    ------------    --------------   --------------
  05/23/02        Mexican Peso       8,540,000         $887,935         $(20,652)
                                                       ========         ========

                                CONTRACTS TO BUY

  05/07/02     South African Rand    1,348,979         $127,052         $   (341)
  05/23/02        Mexican Peso       2,210,000          242,911           (7,784)
  05/23/02        Mexican Peso       2,355,000          255,829           (5,277)
                                                       --------         --------
                                                       $625,792         $(13,402)
                                                       ========         ========

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------
            COMMON STOCK - 94.9%
            AUSTRALIA - 0.9%
     13,500 News Corporation                   88,154
                                           ----------
            FINLAND - 0.6%
      3,842 Nokia                              62,178
                                           ----------
            FRANCE - 11.3%
      1,620 Cap Gemini                         94,521
      2,102 Etablissements
              Economiques du Casino
              Guichard-Perrachon              169,144
      1,762 Lafarge                           167,189
      1,680 Pechiney "A" Shares                81,294
        830 Pinault-Printemps-Redoute          94,237
      4,070 Renault                           188,692
      2,310 Schneider Electric                111,466
      3,480 Societe Television Francaise 1     99,092
        807 Total Fina Elf                    122,313
                                           ----------
                                            1,127,948
            GERMANY - 10.9%
        850 Allianz                           199,909
      3,370 BASF                              143,940
        790 Deutsche Bank                      52,379
      5,580 Deutsche Lufthansa                 85,981
      9,057 Deutsche Telekom                  120,623
      1,652 Metro                              52,846
        390 Muenchener Rueckversicherungs      96,643
        814 SAP                               105,403
      1,810 Siemens                           109,603
      2,545 Volkswagen                        124,985
                                           ----------
                                            1,092,312
            HONG KONG - 3.5%
      7,000 Cheung Kong Holdings               66,641
     13,500 China Mobile (Hong Kong) (1)       44,226
     11,000 Henderson Land Development         53,595
     13,000 Hutchison Whampoa                 114,178
      8,000 Sun Hung Kai Properties            69,751
                                           ----------
                                              348,391
            IRELAND - 1.2%
     10,030 Bank of Ireland                   117,043
                                           ----------
            ITALY - 2.6%
      4,187 Fiat S.p.A.                        49,500
     29,550 IntesaBci S.p.A.                   95,593
     21,430 Telecom Italia S.p.A.             114,898
                                           ----------
                                              259,991


   Shares                                  Value $
   --------                                ----------
            JAPAN - 17.3%
      3,000 Fuji Photo Film                    95,327
        500 Keyence                           101,207
      9,000 Matsushita Electric Industrial    120,561
     15,000 Mitsui                             94,860
      1,500 Murata Manufacturing               94,977
        500 Nintendo                           70,093
      8,000 Nomura Holdings                   111,527
          9 NTT DoCoMo                         22,780
         36 NTT DoCoMo (when issued) (1)       91,682
      2,300 Promise                           121,270
      5,000 Ricoh                              93,263
        500 SMC                                59,891
      2,300 Sony                              123,598
      9,000 Sumitomo Electric Industries       64,136
      3,000 Takeda Chemical Industries        131,308
     23,000 Toshiba (1)                       107,298
      4,000 Toyota Motor                      109,034
      4,000 Yamanouchi Pharmaceutical         110,280
                                           ----------
                                            1,723,092
            LUXEMBOURG - 1.0%
      7,050 Arcelor (1)                        97,197
                                           ----------
            MEXICO - 1.1%
     40,560 Grupo Modelo Series C             109,887
                                           ----------
            NETHERLANDS - 9.2%
      5,300 ASM Lithography Holding (1)       120,351
      4,070 Fortis (1)                         93,484
      3,320 Heineken                          149,583
      5,934 ING Groep                         156,671
      4,110 Koninklijke Ahold                 102,773
      1,827 Royal Dutch Petroleum              96,803
      9,160 TPG                               198,510
                                           ----------
                                              918,175
            SINGAPORE - 1.3%
     17,000 DBS Group Holdings                131,368
                                           ----------
            SOUTH KOREA - 1.2%
      5,390 Korea Telecom ADR                 122,084
                                           ----------
            SPAIN - 4.1%
      7,975 Amadeus Global Travel
              Distribution Series A (1)        53,107
     18,150 Banco Santander Central Hispano   168,129
      6,190 Repsol YPF                         76,025
     10,858 Telefonica (1)                    116,236
                                           ----------
                                              413,497
            SWEDEN - 0.7%
      3,946 Electrolux Series B                65,669
                                           ----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------

            COMMON STOCK
            SWITZERLAND - 9.6%
      1,440 Adecco                             91,106
      4,570 Credit Suisse Group (1)           162,902
        620 Nestle                            146,571
      4,692 Novartis                          196,791
      2,554 Roche Holding                     193,509
      2,013 UBS (1)                            97,040
        320 Zurich Financial Services          74,465
                                           ----------
                                              962,384
            UNITED KINGDOM - 18.4%
      1,600 Anglo American                     25,229
     16,085 ARM Holdings (1)                   51,804
      1,970 AstraZeneca                        92,299
     36,770 BAE Systems                       187,011
     14,732 Barclays                          129,028
     35,580 British Petroleum                 303,586
     27,861 BT Group (1)                      104,753
     28,490 Centrica                           87,708
      5,624 GlaxoSmithKline                   136,051
     52,350 Granada                            98,223
     15,200 HBOS                              184,296
     14,750 National Grid Group               105,756
     13,030 Pearson                           156,846
    110,577 Vodafone Group                    178,467
                                           ----------
                                            1,841,057
                                           ----------
            TOTAL COMMON STOCK
              (Cost $9,587,120)             9,480,427
                                           ----------
            WARRANTS - 0.0%
            FRANCE - 0.0%
        540 Vivendi Environment                   200
                                           ----------
            ITALY - 0.0%
        465 Fiat S.p.A.                           234
                                           ----------
            TOTAL WARRANTS
              (Cost $0)                           434
                                           ----------
            EQUITY-LINKED WARRANTS (3) - 2.0%
            TAIWAN - 2.0%
     41,980 Taiwan Semiconductor
              Manufacturing (1)               106,478
     65,250 United Microelectonics (1)        100,119
                                           ----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $187,571)                 206,597
                                           ----------

   Shares                                  Value $
   --------                                ----------

            SHORT-TERM INVESTMENT - 3.0%
    297,612 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)
              (Cost $297,612)                 297,612
                                           ----------
            TOTAL INVESTMENTS
              (Cost $10,072,303) - 99.9%    9,985,070
            OTHER ASSETS LESS
              LIABILITIES - 0.1%                7,389
                                           ----------
            TOTAL NET
              ASSETS - 100%                $9,992,459
                                           ==========
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.
(3) Securities are not readily marketable. See Note 2 in Notes to Financial Statements
ADR -- American Depositary Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL

                                                     UNDERLYING       UNREALIZED
                                                    FACE AMOUNT      APPRECIATION
CONTRACT DATE       CURRENCY          UNITS           OF VALUE       (DEPRECIATION)*
-------------      ------------    ------------    --------------    --------------
 05/06/02             Euro               5,109         $  4,600        $     (3)
 05/22/02          Japanese Yen    118,835,000          894,354         (32,301)
                                                       --------        --------
                                                       $898,954        $(32,304)
                                                       ========        ========

                                CONTRACTS TO BUY

 05/22/02          Japanese Yen     27,032,000         $203,896        $   6,895
 05/22/02          Japanese Yen     14,246,000          110,654              434
                                                       --------        ---------
                                                       $314,550        $   7,329
                                                       ========        =========

*Does not include foreign currency spot contracts sold with unrealized appreciation of $16 or foreign currency spot contracts purchased with unrealized appreciation of $174 and unrealized depreciation of $42.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
   Shares                                  Value $
   --------                                ----------

            COMMON STOCK - 93.3%
            CHINA - 0.5%
    192,000 Travelsky Technology
              "H" Shares                      147,707
                                          -----------
            DENMARK - 1.9%
      2,496 Group 4 Falck                     292,839
      5,629 ISS (1)                           281,426
                                          -----------
                                              574,265
            FINLAND - 2.4%
     10,378 Alma Media                        173,005
     13,400 Elisa Communications Oyj (1)      123,766
      3,804 KCI Konecranes International      115,173
      2,000 Kone Oyj "B" Shares               189,411
      6,380 TietoEnator Oyj                   159,823
                                          -----------
                                              761,178
            FRANCE - 10.7%
     15,180 A Novo (1)                        194,921
     10,200 Autoroutes du Sud
              de la France (1)                252,759
      8,410 Cie Generale D'Optique
              Essilor International           342,234
      4,640 Eiffage                           390,515
     25,880 Elior                             195,892
      8,260 ESI Group (1)                     102,715
     16,597 Genesys (1)                       173,484
      6,630 Groupe Steria SCA                 210,295
      1,700 HF Company                         59,421
      9,500 Linedata Services                 222,572
      5,700 LVL Medical                       191,018
      4,230 Marionnaud Parfumeries (1)        196,110
     13,490 Orpea (1)                         203,002
      4,830 Penauille Polyservices            142,321
      2,300 R2I Sante (1)                       8,891
      1,981 Technip                           279,543
      6,810 Tessi (1)                         184,095
                                          -----------
                                            3,349,788
            GERMANY - 3.8%
      5,320 Gehe                              222,914
        886 Gehe (1)                           36,725
      3,090 Rhoen Klinikum                    178,480
      6,150 SGL Carbon (1)                    137,990
      5,290 Solarworld                         88,186
     16,690 Takkt                              97,756
     13,120 Techem (1)                        212,213
     13,950 UMS United Medical
              Systems International (1)       204,268
                                          -----------
                                            1,178,532

   Shares                                  Value $
   --------                                ----------

            HONG KONG - 4.4%
     50,000 Asia Satellite Telecommunications
              Holdings                         77,572
     36,000 DAH Sing Financial                183,711
    130,000 Esprit Holdings                   250,026
    145,000 Hang Lung Properties              162,677
    230,000 Hong Kong Exchanges
              & Clearing                      409,914
    201,000 i-CABLE Communications (1)        152,054
    840,000 Tan Chong International           140,014
                                          -----------
                                            1,375,968
            IRELAND - 0.9%
     50,451 Anglo Irish Bank                  271,859
                                          -----------
            ISRAEL - 0.1%
     11,474 Oridion Systems (1)                40,086
                                          -----------
            ITALY - 3.6%
     31,178 Bayerische Vita S.p.A.            188,233
      7,200 Davide Campari-Milano S.p.A. (1)  229,672
     29,400 De Rigo S.p.A. ADR                225,792
     29,745 Merloni Elettrodomestici S.p.A.   268,032
     11,800 Permasteelisa S.p.A.              204,685
                                          -----------
                                            1,116,414
            JAPAN - 14.4%
      1,100 Airport Facilities                  3,795
     15,500 ARC Land Sakamoto                 179,868
      7,700 Arisawa Manufacturing             140,327
      3,900 Bandai                            119,673
      6,000 Charle                             29,439
     19,000 Daibiru                           101,363
     15,000 Diamond City                      202,103
      5,000 Glory                              92,679
     20,500 Idec Izumi                         91,005
     10,800 Inaba Denkisangyo                 117,252
      8,000 International Trading             111,527
     20,000 Japan Airport Terminal            159,969
      8,900 Katokichi                         137,243
     27,000 Kinseki                           140,888
      1,900 Kosaido                            15,700
     26,000 Leopalace21 (1)                   119,875
     11,000 Mandom                            156,005
      7,000 Meiko Shokai                       49,883
     26,000 Nippon Chemi-Con (1)              112,788
      3,800 Nippon System Development         148,567
     18,000 Nippon Thompson                   111,168
      5,500 Nishimatsuya Chain                170,911
      9,900 Nissin                             81,343
      9,900 Nissin (when issued) (1)           71,937

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------

            COMMON STOCK
            JAPAN - (CONTINUED)
      3,000 Park24                             51,869
      6,000 Park24 (when issued) (1)          100,701
      4,800 Resorttrust                        81,122
      4,900 Sammy                             164,097
     23,000 Sanken Electric                   155,483
     19,000 Sanyo Chemical Industries         122,967
      4,000 Sanyo Shinpan Finance             116,511
      1,500 Sato                               33,645
         37 Shoeisha                           87,313
        119 Sky Perfect Communications (1)    106,581
     35,000 Sumitomo Warehouse                 87,773
     12,000 Toho Real Estate                   38,972
      5,400 Tokyo Individualized
              Educational Institute           189,252
      8,500 Tokyo Ohka Kogyo                  134,385
     13,300 Trusco Nakayama                   148,434
     17,500 Tsubaki Nakashima                 125,389
     21,000 Yushiro Chemical Industry          88,481
                                          -----------
                                            4,498,283
            LUXEMBOURG - 1.2%
      2,600 SBS Broadcasting (1)               50,986
     22,050 SES GLOBAL                        222,535
      9,700 Thiel Logistik (1)                103,140
                                          -----------
                                              376,661
            NETHERLANDS - 7.2%
      8,350 Exact Holding (1)                 176,818
     16,994 Fox Kids Europe (1)               173,806
     12,539 Hagemeyer                         248,011
      8,160 Imtech                            171,251
      8,851 Numico                            228,502
     17,450 OCE                               216,208
      5,630 OPG Groep                         230,779
     11,942 Ordina                            132,897
      6,084 Van der Moolen Holding            137,551
     24,851 Vedior                            344,184
      8,730 Wolters Kluwer                    176,999
                                          -----------
                                            2,237,006
            SINGAPORE - 4.5%
     59,000 Cycle & Carriage                  156,969
     95,000 Delgro                            135,812
    241,000 Informatics Holdings              207,518
    301,000 Nera Telecommunications (1)       120,453
    132,000 SembCorp Industries               114,390
    145,000 SembCorp Logistics                177,678
    147,000 Singapore Airport
              Terminal Services               143,616
     37,000 Venture Manufacturing             347,188
                                          -----------
                                            1,403,624


   Shares                                  Value $
   --------                                ----------


   SOUTH KOREA - 2.0%
      1,000 Cheil Communications              135,235
     20,000 Daegu Bank (1)                    102,005
      5,000 Hyundai Department Store          157,258
     25,000 KorAm Bank (1)                    237,626
                                          -----------
                                              632,124
            SPAIN - 2.4%
     32,628 Amadeus Global Travel
              Distribution Series A (1)       217,274
      7,430 Grupo Auxiliar Metalurgico (1)    128,614
     14,400 NH Hoteles (1)                    188,150
     12,850 Promotora de Informaciones        124,476
      4,481 Sogecable (1)                      92,991
                                          -----------
                                              751,505
            SWEDEN - 3.5%
     13,012 Assa Abloy Series B               168,425
      5,700 Biacore International (1)         144,231
     37,250 Capio (1)                         300,894
     12,385 D. Carnegie (1)                   123,546
      5,720 Micronic Laser Systems (1)         90,739
     29,382 Observer                          170,141
     10,920 OM                                100,430
                                          -----------
                                            1,098,406
            SWITZERLAND - 4.0%
      2,650 Converium Holding (1)             145,741
         30 Lindt & Spruengli                 184,711
      3,360 Lonza                             242,133
      1,380 SEZ Holding                        68,996
      1,056 SGS Societe Generale
              de Surveillance Holding         286,797
     21,319 TEMENOS Group (1)                 169,752
      5,890 Unilabs                           145,423
                                          -----------
                                            1,243,553
            UNITED KINGDOM - 25.8%
    125,000 AEA Technology                    497,304
    425,607 ALPHA Airports Group              440,368
     60,000 Arriva                            314,777
    225,000 Babcock International Group       350,845
     57,000 Blick                             182,745
    130,000 BPP Holdings                      492,567
    161,787 Carillion                         525,772
    100,000 Countrywide Assured Group         232,439
     75,000 Dairy Crest Group                 576,544
    125,000 Findel                            569,258
     40,000 Games Workshop Group              338,677
     30,000 Go-Ahead Group                    321,335
     12,500 Goldshield Group                   66,489
     30,000 Johnston Press                    169,193
    330,000 Low & Bonar                       351,064

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------
            COMMON STOCK
            UNITED KINGDOM - (CONTINUED)
      5,695 NDS Group ADR (1)                  62,360
    406,000 Photo-Me International            122,770
     20,000 PSD Group                         122,413
    250,000 Reed Health Group                 653,963
     99,210 Regent Inns                       219,037
     30,000 Renishaw                          204,824
      9,280 Smartforce ADR (1)                 59,847
     30,000 Speedy Hire                       151,268
    100,000 Sterling Publishing Group          21,495
    100,000 Swan Hill Group                   124,599
    150,000 Taylor Woodrow                    459,050
     25,000 Wembley                           299,657
     60,000 Zetters Group (1)                 109,735
                                          -----------
                                            8,040,395
                                          -----------
            TOTAL COMMON STOCK
              (Cost $29,301,015)           29,097,354
                                          -----------
            PREFERRED STOCK - 0.8%
            GERMANY - 0.8%
     11,291 Hugo Boss
              (Cost $228,615)                 264,532
                                          -----------
            WARRANT - 0.0%
            SINGAPORE - 0.0%
     45,000 Sembcorp Industries
              (Cost $0)                         2,857
                                          -----------
            RIGHTS - 0.3%
            FRANCE - 0.0%
      2,300 R2I Sante (1)                          41
                                          -----------
            SWEDEN - 0.1%
      5,876 Observer (1)                       32,882
                                          -----------
            UNITED KINGDOM - 0.2%
     12,000 Johnston Press                     18,712
     83,333 Reed Health Group                  35,825
     11,351 Zetters Group                          83
                                          -----------
                                               54,620
                                          -----------
            TOTAL RIGHTS
              (Cost $20,990)                   87,543
                                          -----------


   Shares                                  Value $
   --------                                ----------

            SHORT-TERM
              INVESTMENT - 1.2%
    375,208 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)
              (Cost $375,208)                 375,208
                                          -----------
            TOTAL INVESTMENTS
              (Cost $29,925,828) - 95.6%   29,827,494
            OTHER ASSETS LESS
              LIABILITIES - 4.4%            1,376,844
                                          -----------
            TOTAL NET
              ASSETS - 100%               $31,204,338
                                          ===========

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.
ADR -- American Depositary Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACTS TO SELL

                                                                       UNDERLYING
                                                    FACE AMOUNT       UNREALIZED
CONTRACT DATE        CURRENCY         UNITS          OF VALUE        DEPRECIATION*
-------------     --------------   -----------      -----------       -------------
 05/21/02          Japanese Yen    158,851,000       $1,196,167        $ (42,448)
 05/21/02          Japanese Yen    131,583,000        1,008,392          (17,606)
 05/22/02          Japanese Yen    156,000,000        1,174,058          (42,403)
                                                     ----------        ---------
                                                     $3,378,617        $(102,457)
                                                     ==========        =========

* Does not include foreign currency spot contracts sold with unrealized appreciation of $123.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------

            COMMON STOCK - 69.8%
            BANKS & FINANCE - 8.3%
     50,000 Allegiant Bancorp                 852,500
     20,000 Camden National                   494,600
     36,100 CB Bancshares                   1,371,764
     40,000 First National                  1,076,000
     32,300 First Oak Brook Bancshares      1,098,200
     40,000 Firstfed America Bancorp        1,030,000
     20,000 Franklin Financial                477,600
     18,300 Hawthorne Financial (1)           567,300
     12,000 Interchange Financial Services    324,480
     27,500 MainSource Financial Group (1)    647,625
     25,000 Merchants Bancshares              709,750
     13,000 NASB Financial                    316,550
     24,300 Navigators Group (1)              556,470
     37,600 Parkvale Financial              1,007,680
     21,400 Pennrock Financial Services       604,550
     30,000 Peoples Bancorp                   810,000
     90,000 Scottish Annuity & Life
              Holdings                      1,926,000
     30,000 State Bancorp                     529,500
     40,000 Superior Financial                784,000
     47,200 Trico Bancshares                1,085,128
     37,000 Union Bankshares                  852,110
     40,000 Willis Group Holdings (1)       1,170,000
                                         ------------
                                           18,291,807
            BUSINESS SERVICES - 1.2%
     43,200 Angelica                          656,640
    259,500 infoUSA (1)                     1,920,300
                                         ------------
                                            2,576,940
            CAPITAL GOODS - 4.5%
    110,000 Actuant Class A (1)             4,829,000
     25,000 Alamo Group                       410,000
     33,500 CTB International (1)             592,950
      5,000 Nortek (1)                        221,200
    150,000 Regal-Beloit                    3,922,500
                                         ------------
                                            9,975,650
            CONSUMER DISCRETIONARY - 23.2%
    130,000 Benihana (1)                    2,553,200
     30,000 Benihana Class A (1)              582,900
    220,000 Brown Shoe                      4,477,000
    340,000 Checkers Drive-In
             Restaurant (1)                 4,113,524
    100,000 CSK Auto (1)                    1,525,000
     32,600 DEL Laboratories (1)              797,070
     50,000 Dixie Group (1)                   346,500
     75,000 Dollar Tree Stores (1)          2,860,500
     65,200 Donnelly                        1,251,840
    103,100 Dura Automotive Systems (1)     2,247,580


   Shares                                  Value $
   --------                                ----------

            CONSUMER DISCRETIONARY - (CONTINUED)
     27,500 Escalade (1)                      595,375
     46,500 Friedman's Class A                617,474
     55,000 Gadzooks (1)                      728,750
     29,000 Garden Fresh Restaurant (1)       377,580
    150,400 Gart Sports (1)                 5,074,496
    131,600 Goody's Family Clothing (1)     1,159,396
    288,800 Hancock Fabrics                 5,253,272
     40,000 Haverty Furniture                 756,000
     50,000 Intermet                          548,500
     51,700 Jo-Ann Stores Class A (1)       1,001,946
     20,000 MarineMax (1)                     281,600
     47,200 Monro Muffler (1)                 948,720
     50,000 Mothers Work (1)                1,380,000
     30,000 Party City (1)                    463,200
     83,000 Shoe Carnival (1)               1,705,650
     20,000 Stage Stores (1)                  639,800
     16,000 Strattec Security (1)             848,000
    140,000 Tractor Supply (1)              7,721,000
     25,300 Whitehall Jewellers (1)           498,410
                                         ------------
                                           51,354,283
            CONSUMER STAPLES - 2.0%
    200,000 Carriage Services Class A (1)     892,000
    232,200 VCA Antech (1)                  3,541,050
                                         ------------
                                            4,433,050
            ENERGY - 0.4%
      9,000 Petroleum Helicopters (1)         256,500
     25,000 W-H Energy Services (1)           643,750
                                         ------------
                                              900,250
            HEALTH CARE - 10.1%
     70,000 Ameripath (1)                   1,890,000
     50,000 Amsurg (1)                      1,450,000
     60,000 Bentley Pharmaceuticals (1)       687,000
     15,000 Bio-Rad Laboratories Class A (1)  724,500
     49,000 D&K Healthcare Resources        1,695,400
    198,100 First Horizon
              Pharmaceutical (1)            5,158,524
     89,500 Healthcare Services
              Group (1)                     1,293,275
    177,500 Immucor (1)                     2,563,100
     35,000 Lifeline Systems (1)              954,450
     20,000 Medical Staffing
              Network Holdings (1)            484,800
     18,600 National Health Realty            318,060
     80,000 Quadramed (1)                     512,080
    148,200 Radiologix (1)                  1,925,118
     95,000 Serologicals (1)                1,948,450
     12,500 VitalWorks (1)                     94,750
     29,000 Young Innovations (1)             706,411
                                         ------------
                                           22,405,918

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                Value $
   --------                              ------------

            COMMON STOCK
            MATERIALS & PROCESSING - 1.6%
     87,500 Silgan Holdings (1)             3,482,500
                                         ------------
            MEDIA - 0.5%
     28,500 Courier                         1,147,125
                                         ------------
            TECHNOLOGY - 3.8%
    170,000 Artesyn Technologies (1)        1,320,900
    335,000 DDI (1)                         2,016,700
    120,000 Merix (1)                       2,006,400
    412,700 SonicWALL (1)                   3,062,234
                                         ------------
                                            8,406,234
            TECHNOLOGY-CELLULAR/
            TELECOMMUNICATIONS - 1.4%
     57,500 Anaren Microwave (1)              726,225
     23,000 Shenandoah Telecom              1,141,950
     25,000 SureWest Communications         1,312,750
                                         ------------
                                            3,180,925
            TECHNOLOGY-SEMICONDUCTORS - 4.4%
     70,000 Applied Micro Circuits (1)        472,500
    110,000 Asyst Technologies (1)          1,804,000
    247,900 ChipPAC (1)                     2,268,285
    100,000 FSI International (1)           1,193,000
     75,000 Integrated Device
              Technology (1)                2,103,000
     20,000 Integrated Silicon
              Solutions (1)                   268,000
     72,500 Nanometrics (1)                 1,372,425
     25,000 Sipex (1)                         244,750
                                         ------------
                                            9,725,960
            TECHNOLOGY-SOFTWARE - 5.4%
    150,000 Documentum (1)                  2,913,000
    160,000 HNC Software (1)                3,059,200
    100,000 Hyperion Solutions (1)          2,340,000
    141,800 Infinium Software (1)             988,346
    220,000 SS&C Technologies (1)           2,706,000
                                         ------------
                                           12,006,546
            TRANSPORTATION - 3.0%
     41,000 Interpool                         869,200
    135,000 PAM Transportation
              Services (1)                  3,384,990
     30,200 Roadway                           921,100
     58,200 Yellow (1)                      1,569,654
                                         ------------
                                            6,744,944
                                         ------------
            TOTAL COMMON STOCK
              (Cost $130,552,736)         154,632,132
                                         ------------

   Shares                                  Value $
   --------                                ----------

            OPTIONS - 1.2%
     50,000 Russell 2000 Index Put
              Jun/530  (1)                  1,325,000
     40,000 Russell 2000 Index Put
              May/500  (1)                    190,000
     60,000 Russell 2000 Index Put
              May/510  (1)                    507,000
     40,000 Russell 2000 Index Put
              May/520  (1)                    570,000
                                         ------------
            TOTAL OPTIONS
              (Cost $3,091,700)             2,592,000
                                         ------------
            SHORT-TERM
              INVESTMENTS - 9.1%
 10,116,408 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)                    10,116,408
 10,116,408 SEI Daily Income Trust
              Prime Obligations Fund
              1.68% (2)                    10,116,408
                                         ------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $20,232,816)           20,232,816
                                         ------------
Principal
Amount $
------------
             REPURCHASE AGREEMENT - 18.4%
 40,849,098 JP Morgan Chase, 1.50%,
              05/01/02 repurchase agreement,
              dated 04/30/02 with a repurchase
              price of $40,850,700,
              collateralized by a $42,087,777
              United States Treasury Bill,
              0.00%, due 10/24/02, valued at
              $42,087,000
              (Cost $40,849,098)           40,849,098
                                         ------------
            TOTAL INVESTMENTS
              (Cost $194,726,350) - 98.5% 218,306,046

            OTHER ASSETS LESS
              LIABILITIES - 1.5%            3,234,333
                                         ------------
            TOTAL NET
              ASSETS - 100%              $221,540,379
                                         ============

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                Value $
   --------                              ------------

            COMMON STOCK - 98.4%
            BASIC INDUSTRIES - 3.0%
      8,800 International Paper               364,584
                                         ------------
            CAPITAL GOODS - 11.4%
      6,500 Deere                             290,940
     11,200 General Electric                  353,360
      9,800 Honeywell International           359,464
      4,300 Ingersoll-Rand Class A            214,785
      9,800 Tyco International                180,810
                                         ------------
                                            1,399,359
            COMMUNICATIONS EQUIPMENT - 2.1%
     18,000 Cisco Systems (1)                 263,700
                                         ------------
            COMPUTER HARDWARE - 4.5%
     10,900 Hewlett-Packard                   186,390
      4,100 Lexmark International (1)         245,098
     14,600 Sun Microsystems (1)              119,428
                                         ------------
                                              550,916
            COMPUTER SOFTWARE - 5.6%
      9,900 Microsoft (1)                     517,374
     17,500 Oracle (1)                        175,700
                                         ------------
                                              693,074
            CONSUMER CYCLICALS - 5.4%
      1,800 Best Buy (1)                      133,830
      7,600 Lowe's                            321,404
      3,800 Wal-Mart Stores                   212,268
                                         ------------
                                              667,502
            CONSUMER STAPLES - 8.3%
      3,700 Kraft Foods                       151,848
      7,400 PepsiCo                           384,060
      1,900 Procter & Gamble                  171,494
      8,100 Walgreen                          305,937
                                         ------------
                                            1,013,339
            ENERGY - 6.1%
     12,100 Exxon Mobil                       486,057
      4,700 Schlumberger                      257,325
                                         ------------
                                              743,382
            FINANCIAL SERVICES - 19.0%
      2,860 American International Group      197,683
     11,832 Citigroup                         512,326
      4,700 Federal National Mortgage
              Association                     370,971
      6,400 FleetBoston Financial             225,920
      6,700 JP Morgan Chase                   235,170
      6,700 Merrill Lynch                     280,998
     11,600 Travelers Property Casualty (1)   215,644
     12,100 U.S. Bancorp                      286,770
                                         ------------
                                            2,325,482

   Shares                                Value $
   --------                              ------------

            HEALTH CARE - 17.9%
      2,400 AmerisourceBergen                 186,000
      5,600 Amgen (1)                         296,128
      6,500 Baxter International              369,850
      4,200 Cardinal Health                   290,850
     13,275 Pfizer                            482,546
      6,800 Pharmacia                         280,364
      5,100 Wyeth                             290,700
                                         ------------
                                            2,196,438
            MEDIA - 4.6%
     16,650 AOL Time Warner (1)               316,683
      9,100 Comcast Class A (1)               243,425
                                         ------------
                                              560,108
            TECHNOLOGY-SEMICONDUCTORS - 4.8%
      7,800 Applied Materials (1)             189,696
      6,200 Intel                             177,382
      7,300 Texas Instruments                 225,789
                                         ------------
                                              592,867
            TELECOMMUNICATIONS - 5.7%
     21,400 AT&T Wireless Services (1)        191,530
      7,400 BellSouth                         224,590
      7,000 Verizon Communications            280,770
                                         ------------
                                              696,890
                                         ------------
            TOTAL COMMON STOCK
              (Cost $12,955,318)           12,067,641
                                         ------------
            TOTAL INVESTMENTS
              (Cost $12,955,318) - 98.4%   12,067,641
            OTHER ASSETS
              LESS LIABILITIES - 1.6%         201,069
                                         ------------
            TOTAL NET
              ASSETS - 100%              $ 12,268,710
                                         ============

(1) Denotes non-income producing security.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                Value $
   --------                              ------------

            COMMON STOCK - 87.7%
            BUSINESS SERVICES - 8.6%
      8,600 Alliance Data Systems (1)         211,990
     15,700 Arbitron (1)                      539,609
     17,000 Certegy (1)                       659,600
     18,080 Global Payments                   694,634
     17,500 MPS Group (1)                     157,500
      9,400 NDCHealth                         302,398
     22,600 Sylvan Learning Systems (1)       623,760
     21,600 Tetra Tech (1)                    308,016
     20,600 United Rentals (1)                525,300
     17,100 Waste Connections (1)             603,630
                                         ------------
                                            4,626,437
            CAPITAL GOODS - 6.3%
     20,800 Albany International Class A      523,744
     21,100 Flowserve (1)                     727,950
      6,800 IDEX                              244,528
      7,700 Manitowoc                         336,490
     15,700 Pentair                           762,392
      2,800 SPX (1)                           377,020
      8,600 Winnebago Industries              401,620
                                         ------------
                                            3,373,744
            CONSUMER DISCRETIONARY - 24.4%
      3,600 Advance Auto Parts (1)            213,120
     19,600 American Eagle Outfitters (1)     498,428
      6,300 AnnTaylor Stores (1)              273,861
     22,350 Applebees International           872,544
     18,700 Barnes & Noble (1)                565,114
     17,900 Big Lots (1)                      276,734
     16,000 Borders Group (1)                 372,960
     22,200 Callaway Golf                     390,720
     12,500 CBRL Group                        379,375
     11,539 CEC Entertainment (1)             533,102
     25,400 Clayton Homes                     434,340
     14,600 Ethan Allen Interiors             601,666
     30,100 Foot Locker (1)                   474,075
      8,100 Furniture Brands
              International (1)               330,723
      5,600 Lands' End (1)                    281,624
     23,200 Michaels Stores (1)               938,440
     10,394 Mohawk Industries (1)             668,646
     16,900 O'Reilly Automotive (1)           547,391
     11,100 Pacific Sunwear Of
              California (1)                  277,278
     23,200 Petco Animal Supplies (1)         556,800
     17,000 Reebok International (1)          470,050


   Shares                                Value $
   --------                              ------------

            CONSUMER DISCRETIONARY - (CONTINUED)
     15,592 Rent-A-Center (1)                 940,197
     33,210 Ruby Tuesday                      834,235
     11,100 Tommy Hilfiger (1)                173,493
     27,100 Wolverine World Wide              488,342
     18,100 Zale (1)                          718,932
                                         ------------
                                           13,112,190
            CONSUMER STAPLES - 1.8%
     11,500 Constellation Brands (1)          694,600
      7,400 Performance Food Group (1)        266,844
                                         ------------
                                              961,444
            ENERGY - 4.1%
     41,100 Grant Prideco (1)                 657,600
    122,500 Grey Wolf (1)                     557,375
     27,400 Key Energy Services (1)           332,910
     20,700 Patterson-UTI Energy (1)          662,400
        400 Premcor (1)                        11,300
                                         ------------
                                            2,221,585
            FINANCE - 6.0%
      8,000 Affiliated Managers Group (1)     508,800
     12,400 AmerUs Group                      467,232
     15,300 Federated Investors Class B       490,518
     11,100 Greater Bay Bancorp               371,739
     17,300 Hilb Rogal & Hamilton             636,294
     60,800 Providian Financial               431,680
      5,700 StanCorp Financial Group          333,450
                                         ------------
                                            3,239,713
            HEALTH CARE - 14.5%
     15,200 American Pharmaceutical
              Partners (1)                    215,384
      8,200 AmerisourceBergen                 635,500
      6,600 Bausch & Lomb                     237,402
     12,000 Cerner (1)                        637,320
     17,500 Charles River Laboratories
              International (1)               524,125
     35,000 Covance (1)                       702,450
      9,000 Coventry Health Care (1)          283,500
     28,700 DaVita (1)                        743,904
     12,400 Edwards Lifesciences (1)          311,488
     21,300 First Health Group (1)            617,700
     13,700 Henry Schein (1)                  651,983
      7,000 Laboratory Corporation
              of America Holdings (1)         694,400
      8,331 Medicis Pharmaceutical
              Class A (1)                     446,125

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

   Shares                                 Value $
   --------                               -----------

            COMMON STOCK
            HEALTH CARE - (CONTINUED)
      9,800 Patterson Dental (1)              451,780
     15,000 Pharmaceutical Product
              Devel (1)                       377,700
      5,500 Universal Health Services (1)     256,025
                                          -----------
                                            7,786,786
            MATERIALS & PROCESSING - 0.9%
     28,400 Airgas (1)                        468,316
                                          -----------
            TECHNOLOGY - 9.7%
     33,100 Advanced Digital
              Information (1)                 297,900
     18,900 Amphenol Class A (1)              828,765
     10,800 Avocent (1)                       270,000
     14,600 CTS                               250,390
      8,800 Fisher Scientific
              International (1)               250,624
     73,000 Maxtor (1)                        505,890
     11,400 Mentor Graphics (1)               220,020
     61,400 Palm (1)                          194,638
     30,486 PerkinElmer                       390,221
     12,000 ProQuest (1)                      488,400
     12,000 Symantec (1)                      424,920
      9,700 Technitrol                        246,380
     27,200 Tektronix (1)                     598,400
      4,800 Zebra Technologies
              Class A (1)                     272,016
                                          -----------
                                            5,238,564
            TECHNOLOGY-SEMICONDUCTORS - 5.5%
     16,600 Adaptec (1)                       244,020
     10,000 Advanced Energy Industries (1)    348,000
     28,500 Aeroflex (1)                      398,430
     10,600 Alpha Industries (1)              129,850
     25,500 Exar (1)                          508,470
     22,300 Lattice Semiconductor (1)         264,255
     12,700 Micrel (1)                        278,765
     15,600 Semtech (1)                       498,888
      5,900 Varian Semiconductor
              Equipment Associates (1)        275,648
                                          -----------
                                            2,946,326
            TECHNOLOGY-SOFTWARE - 3.0%
     13,100 Autodesk                          240,909
     32,600 Legato Systems (1)                224,940
     45,900 Peregrine Systems (1)             314,415
     27,800 Progress Software (1)             468,430
     26,100 Sybase (1)                        366,966
                                          -----------
                                            1,615,660

   Shares                                 Value $
   --------                               -----------

            TRANSPORTATION - 2.1%
     20,900 Ryder System                      592,724
      7,900 Teekay Shipping                   291,352
     14,466 Werner Enterprises                256,771
                                          -----------
                                            1,140,847
            UTILITIES - 0.8%
      8,900 Kinder Morgan                     430,849
                                          -----------
            TOTAL COMMON STOCK
              (Cost $41,924,762)           47,162,461
                                          -----------
            SHORT-TERM INVESTMENTS - 8.5%
  2,282,553 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)                     2,282,553
  2,282,553 SEI Daily Income Trust
              Prime Obligations Fund
              1.68% (2)                     2,282,553
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $4,565,106)             4,565,106
                                          -----------
Principal
Amount $
------------

             REPURCHASE AGREEMENT - 1.8%
    950,815 JP Morgan Chase, 1.50%,
              05/01/02 repurchase agreement,
              dated 04/30/02 with a repurchase
              price of $950,854, collateralized
              by a $980,000 United States
              Treasury Bill, 0.00% due 10/24/02
              valued at $980,000
              (Cost $950,815)                 950,815
                                          -----------
            TOTAL INVESTMENTS
              (Cost $47,440,683) - 98.0%   52,678,382
            OTHER ASSETS
              LESS LIABILITIES - 2.0%       1,081,732
                                          -----------
            TOTAL NET
              ASSETS - 100%               $53,760,114
                                          ===========

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                  Value $
   --------                                ----------

            COMMON STOCK - 97.3%
            BANKS & FINANCE - 4.8%
      2,000 Comerica                          125,700
      1,400 Greenpoint Financial               69,230
                                           ----------
                                              194,930
            BASIC INDUSTRIES - 3.2%
      4,200 Monsanto                          129,360
                                           ----------
            BUSINESS SERVICES - 12.2%
      3,600 Amdocs (1)                         78,228
      6,000 Ceridian (1)                      133,680
      2,700 DST Systems (1)                   133,434
      8,800 Quanta Services (1)               147,488
                                           ----------
                                              492,830
            CAPITAL GOODS - 9.1%
      1,300 Northrop Grumman                  156,858
      1,000 SPX (1)                           134,650
      3,900 Thermo Electron (1)                73,710
                                           ----------
                                              365,218
            CONSUMER CYCLICALS - 13.9%
      8,400 Adelphia Communications
              "A" Shares (1)                   50,568
      3,900 Brinker International (1)         134,316
      3,900 CVS                               130,572
      2,100 McGraw-Hill                       134,379
      5,500 Staples (1)                       109,835
                                           ----------
                                              559,670
            CONSUMER STAPLES - 3.8%
      4,200 Kellogg                           150,864
                                           ----------
            ENERGY - 11.2%
      3,800 BJ Services (1)                   139,612
      3,000 Devon Energy                      147,930
      3,300 Weatherford International (1)     164,571
                                           ----------
                                              452,113
            HEALTH CARE - 9.9%
      2,300 Anthem (1)                        156,860
      1,700 Barr Laboratories (1)             113,305
      8,400 HEALTHSOUTH (1)                   126,840
                                           ----------
                                              397,005
            INSURANCE - 9.4%
      2,700 Allmerica Financial               134,757
      4,500 Principal Financial Group (1)     125,100
      4,100 Willis Group Holdings (1)         119,925
                                           ----------
                                              379,782

   Shares                                  Value $
   --------                                ----------

            TECHNOLOGY - 10.4%
      5,400 Advanced Micro Devices (1)         60,372
      4,100 Harris                            148,461
      8,100 Sanmina-SCI (1)                    84,240
     15,000 Symbol Technologies               126,900
                                           ----------
                                              419,973
            TRANSPORTATION - 2.9%
      3,200 CSX                               115,744
                                           ----------
            UTILITIES - 6.5%
      3,400 Cinergy                           120,802
      4,000 KeySpan                           141,200
                                           ----------
                                              262,002
                                           ----------
            TOTAL COMMON STOCK
              (Cost $3,241,190)             3,919,491
                                           ----------
            SHORT-TERM INVESTMENT - 1.3%
     50,791 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)
              (Cost $50,791)                   50,791
                                           ----------
            TOTAL INVESTMENTS
              (Cost $3,291,981) - 98.6%     3,970,282
            OTHER ASSETS LESS
              LIABILITIES - 1.4%               56,352
                                           ----------
            TOTAL NET
              ASSETS - 100%                $4,026,634
                                           ==========

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

   Shares                                 Value $
   --------                               -----------

            COMMON STOCK - 97.5%
            BANKS &FINANCE - 2.1%
     24,300 Cullen/Frost Bankers              917,082
                                          -----------
            BASIC INDUSTRIES - 5.0%
    108,000 Calgon Carbon                     972,000
     62,600 Delta and Pine Land             1,218,196
                                          -----------
                                            2,190,196
            BUSINESS SERVICES - 11.4%
     43,500 Insituform Technologies
              Class A (1)                   1,080,975
     77,500 Quanta Services (1)             1,298,900
     92,000 Tetra Tech (1)                  1,311,920
     58,200 Titan (1)                       1,330,452
                                          -----------
                                            5,022,247
            CAPITAL GOODS - 12.6%
     22,500 AGCO (1)                          511,200
     13,500 Alliant Techsystems (1)         1,453,950
     40,900 EDO                             1,265,855
     56,800 Optimal Robotics Class A (1)      847,456
     58,000 Terex (1)                       1,452,900
                                          -----------
                                            5,531,361
            CONSUMER CYCLICALS - 10.9%
     25,000 Gtech Holdings (1)              1,497,750
     34,200 Harland (John H.)               1,029,420
     24,000 Scholastic (1)                  1,217,520
     26,500 Zale (1)                        1,052,580
                                          -----------
                                            4,797,270
            CONSUMER STAPLES - 4.7%
     65,000 Dial                            1,363,700
     20,400 JM Smucker                        707,880
                                          -----------
                                            2,071,580
            ENERGY - 16.7%
     46,400 Cal Dive International (1)      1,201,760
     33,100 Forest Oil (1)                  1,042,650
    104,000 Grant Prideco (1)               1,664,000
     43,900 National-Oilwell (1)            1,166,423
     42,000 Plains Resources (1)            1,150,800
     48,000 Pure Resources (1)              1,132,800
                                          -----------
                                            7,358,433
            HEALTH CARE - 8.1%
     16,300 Barr Laboratories (1)           1,086,395
     27,000 Haemonetics (1)                   894,780
     20,400 IDEXX Laboratories (1)            580,992
     50,000 Viasys Healthcare (1)           1,009,000
                                          -----------
                                            3,571,167

   Shares                                 Value $
   --------                               -----------

            INSURANCE - 6.1%
     39,100 Annuity and Life Re Holdings      742,118
     35,200 Max Re Capital                    546,656
     42,500 Protective Life                 1,354,050
      2,900 Scottish Annuity & Life
              Holdings                         62,060
                                          -----------
                                            2,704,884
            REAL ESTATE INVESTMENT TRUSTS - 1.1%
     36,100 Corporate Office Properties
              Trust                           486,989
                                          -----------
            TECHNOLOGY - 9.2%
     37,000 Harris                          1,339,770
     30,900 Mercury Computer Systems (1)      894,555
     57,500 Storage Technology (1)          1,183,350
     49,200 TTM Technologies (1)              404,375
     13,000 Universal Electronics (1)         216,450
                                          -----------
                                            4,038,500
            TELECOMMUNICATIONS - 3.2%
     46,900 IDT (1)                           938,000
     26,900 IDT Class B (1)                   471,019
                                          -----------
                                            1,409,019
            TRANSPORTATION - 1.1%
     16,700 Florida East Coast Industries     465,930
                                          -----------
            UTILITIES - 5.3%
     38,000 Black Hills                     1,324,680
     57,650 Southern Union (1)              1,008,875
                                          -----------
                                            2,333,555
                                          -----------
            TOTAL COMMON STOCK
              (Cost $33,974,636)           42,898,213
                                          -----------
            SHORT-TERM INVESTMENT - 2.1%
    921,929 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)
              (Cost $921,929)                 921,929
                                          -----------
            TOTAL INVESTMENTS
              (Cost $34,896,565) - 99.6%   43,820,142
            OTHER ASSETS
              LESS LIABILITIES - 0.4%         161,197
                                          -----------
            TOTAL NET
              ASSETS - 100%               $43,981,339
                                          ===========

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of April 30, 2002.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                          Page intentionally left blank
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
-------------------------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

                                                                                                 INTERNATIONAL
                                                            EMERGING                                SMALLER
                                                             MARKETS        INTERNATIONAL          COMPANIES
                                                              FUND               FUND                FUND
                                                          ------------      -------------        -------------
ASSETS
   Investments in securities, at value - Note 2           $34,725,427         $ 9,985,070         $29,827,494
   Repurchase agreements                                       30,000                  --                  --
   Cash                                                           568                  --                  --
   Foreign currency, at value                                 908,604                  20                   8
   Dividends and tax reclaims receivable                      131,972              98,131             130,300
   Interest receivable                                              1                 435              10,236
   Receivable for securities sold                             258,295              91,345             331,736
   Receivable for Fund shares sold                                485                  --           5,709,455
   Unrealized appreciation on forward
     foreign currency contracts                                    --               7,519                 123
   Prepaid expenses                                            15,598               7,393              16,759
   Due from Investment Advisor - Note 3                        17,606               1,960              20,099
                                                          -----------         -----------         -----------
         TOTAL ASSETS                                      36,088,556          10,191,873          36,046,210
LIABILITIES
   Payable for securities purchased                           352,750             108,599                  --
   Payable for Fund shares redeemed                             6,406              12,173           4,715,846
   Foreign taxes payable                                       24,854                  --                  --
   Unrealized depreciation on forward
     foreign currency contracts                                34,054              32,346             102,457
   Advisory fee payable - Note 3                                   --                  --                  --
   Administration fee payable - Note 3                         12,047               3,001               9,581
   Accrued expenses and other liabilities                      54,300              43,295              13,988
                                                          ------------        -----------         ------------
         TOTAL LIABILITIES                                    484,411             199,414           4,841,872
                                                          ------------        -----------         ------------
      NET ASSETS                                          $35,604,145         $ 9,992,459         $31,204,338
                                                          ===========         ===========         ===========
NET ASSETS
   Capital paid-in                                        $45,165,304         $22,406,946         $34,808,801
   Undistributed (distributions in excess of) net
     investment income                                       (140,066)            214,933             335,638
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions        (13,945,387)        (12,519,565)         (3,740,799)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations          4,524,294            (109,855)           (199,302)
                                                          -----------        ------------         -----------
         NET ASSETS                                       $35,604,145        $  9,992,459         $31,204,338
                                                          ===========        ============         ===========

Investor Class:
   Net asset value, offering and redemption price per
     share                                                    $  9.74             $  6.84            $  10.26
Total shares outstanding at end of period                   3,654,081           1,461,907           3,042,438
Cost of securities including repurchase agreements        $30,183,006         $10,072,303         $29,925,828
Cost of foreign currency                                   $  898,605                $ 20                 $ 8

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------




                                                                                                             SMALL
                                           U.S. LARGE         U.S. SMALLER            MIDCAP             CAPITALIZATION
                        ULTRA              CAP EQUITY           COMPANIES              VALUE                  VALUE
                        FUND                  FUND                FUND                 FUND                   FUND
                    ------------           -----------        ------------           ----------          --------------

                    $177,456,948           $12,067,641         $51,727,567           $3,970,282           $43,820,142
                      40,849,098                    --             950,815                   --                    --
                              --               228,830           1,631,421                   --                   436
                              --                    --                  --                   --                    --
                          16,750                12,189               6,572                2,430                   809
                          29,496                    --               6,388                  100                 1,273
                       7,167,497                    --             461,786               74,008               674,285
                         118,664                 2,080           1,358,761                   --                28,804

                              --                    --                  --                   --                    --
                           6,899                 8,079               2,718                1,829                15,728
                              --                    --                  --                   --                    --
                    ------------           -----------         -----------           ----------           ------------
                     225,645,352            12,318,819          56,146,028            4,048,649            44,541,477

                       3,745,051                    --           2,301,677                   --               356,268
                              --                    --               9,826                   --               123,578
                              --                    --                  --                   --                    --

                              --                    --                  --                   --                    --
                         223,062                 8,571              20,861                2,906                35,865
                          69,561                 1,598              16,276                  468                 5,270
                          67,299                39,940              37,274               18,641                39,157
                    ------------           -----------         -----------           ----------           ------------
                       4,104,973                50,109           2,385,914               22,015               560,138
                    ------------           -----------         -----------           ----------           ------------
                    $221,540,379           $12,268,710         $53,760,114           $4,026,634           $43,981,339
                    ------------           -----------         -----------           ----------           ------------

                    $161,645,429           $18,226,539         $46,997,116           $2,838,259           $33,089,079

                      (1,057,301)              (87,497)           (111,609)             (11,030)             (148,546)

                      37,372,555            (4,982,655)          1,636,908              521,104             2,117,229

                      23,579,696              (887,677)          5,237,699              678,301             8,923,577
                    ------------           -----------         -----------           ----------           ------------
                    $221,540,379           $12,268,710         $53,760,114           $4,026,634           $43,981,339
                    ============           ===========         ===========           ==========           ============



                        $  33.58               $  3.41            $  16.05             $  11.86              $  13.68
                       6,598,144             3,592,824           3,349,470              339,405             3,215,598
                    $194,726,350           $12,955,318         $47,440,683           $3,291,981           $34,896,565
                             $--                   $--                 $--                  $--                   $--

The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                 INTERNATIONAL
                                                            EMERGING                                 SMALLER
                                                            MARKETS          INTERNATIONAL         COMPANIES
                                                              FUND                FUND               FUND
                                                           ----------        -------------       -------------
INVESTMENT INCOME
   Dividend income                                         $  263,875         $   107,297         $   236,669
   Interest income                                              4,959              27,472              28,677
   Foreign taxes withheld                                     (23,147)             (7,579)            (23,645)
                                                           ----------         -----------         -----------
         TOTAL INCOME                                         245,687             127,190             241,701
EXPENSES
   Investment advisory fees - Note 3                          179,421              42,307             111,098
   Administrative fees - Note 3                                44,855              18,445              32,676
   Subadministration fees - Note 3                             25,918              12,211              18,839
   Custodian fees                                             108,619               9,667              29,856
   Audit fees                                                  15,149              11,233              12,817
   Legal fees                                                  17,198               7,627              12,290
   Printing expenses                                            7,269               3,320              10,182
   Trustees fees - Note 5                                       6,334               2,881               5,227
   Transfer agent fees                                         12,038              18,581              28,394
   Organizational expenses                                        193                  --                  --
   Registration fees                                           12,857              10,029              14,736
   Insurance                                                    2,108               9,411               1,047
   Other                                                        7,464               3,645               6,457
                                                           ----------         -----------         -----------
         TOTAL EXPENSES                                       439,423             149,357             283,619
   Expenses borne by Investment Adviser - Note 3             (134,303)            (53,284)            (81,682)
   Expenses waived by Investment Adviser - Note 3                  --              (4,101)             (5,864)
   Interest expense                                                --                  --                  --
                                                           ----------         -----------         -----------
         NET EXPENSES                                         305,120              91,972             196,073
                                                           ----------         -----------         -----------
         NET INVESTMENT INCOME (LOSS)                         (59,433)             35,218              45,628
                                                           ----------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on investments sold (a)           (94,022)         (2,205,569)         (1,738,926)
   Net realized gain (loss) on foreign currency transactions  (61,275)            290,362             358,251
                                                           ----------         -----------         -----------
         Net realized gain (loss) on investments and
           foreign currency transactions                     (155,297)         (1,915,207)         (1,380,675)
                                                           ----------         -----------         -----------
   Change in net unrealized appreciation on investments     9,138,813           2,638,240           5,291,010
   Change in net unrealized depreciation on foreign
     currency translations                                    (23,162)           (133,065)           (164,085)
                                                           -----------        -----------         -----------
         Net change in unrealized appreciation
           on investments and foreign
           currency translations                            9,115,651           2,505,175           5,126,925
                                                           ----------         -----------         -----------
         NET GAIN                                           8,960,354             589,968           3,746,250
                                                           ----------         -----------         ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $8,900,921         $   625,186         $ 3,791,878
                                                           ==========         ===========         ===========

(a)Includes capital gains taxes for sales of Thailand securities in the amount of $22,109 for Schroder Emerging Markets Funds.

The accompanying notes are an integral part of the fi8nancial statements.
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------
                                                                                                             SMALL
                                            U.S. LARGE        U.S. SMALLER             MIDCAP           CAPITALIZATION
                         ULTRA              CAP EQUITY          COMPANIES               VALUE                VALUE
                         FUND                  FUND               FUND                  FUND                 FUND
                      ----------           -----------        ------------            --------          --------------

                      $  297,794           $    93,556          $  146,060             $ 18,415            $  176,827
                         398,613                    63              43,735                2,424                27,393
                              --                    --                  --                   --                    --
                      ----------           -----------          ----------             --------            ----------
                         696,407                93,619             189,795               20,839               204,220

                       1,162,956                61,409             102,761               21,249               206,391
                         232,575                    --              51,418                   --                    --
                         133,870                11,826              29,801                3,411                31,339
                          33,482                 5,934              11,822                1,090                 6,779
                          46,366                 4,036              14,523                2,603                13,899
                          41,367                11,074              16,194                1,930                18,246
                          28,964                10,300              13,130                9,417                13,052
                          32,364                 4,196               7,933                1,054                 7,417
                          29,833                36,631              34,696               11,173                37,196
                              --                    --                  --                1,026                    --
                             496                 4,425              11,006                   --                 8,521
                           5,420                 3,893              10,950                  526                 3,925
                           5,780                 8,427                 564                2,476                 6,001
                      ----------           -----------          ----------             --------            ----------
                       1,753,473               162,151             304,798               55,955               352,766
                          (1,320)              (11,052)             (3,394)             (24,086)                   --
                              --               (10,960)                 --                   --                    --
                           1,271                    --                  --                   --                    --
                      ----------           -----------          ----------             --------            ----------
                       1,753,424               140,139             301,404               31,869               352,766
                      ----------           -----------          ----------             --------            ----------
                      (1,057,017)              (46,520)           (111,609)             (11,030)             (148,546)
                      ----------           -----------          ----------             --------            ----------



                      37,121,597            (1,399,840)          2,188,566              521,137             2,258,016

                            (284)                  (23)                 --                   --                    --
                      ----------           -----------          ----------             --------            ----------

                      37,121,313            (1,399,863)          2,188,566              521,137             2,258,016
                      ----------           -----------          ----------             --------            ----------
                       7,948,666             1,479,111           2,871,816              302,012             2,275,682


                              --                    --                  --                   --                    --
                      ----------           -----------          ----------             --------            ----------


                       7,948,666             1,479,111           2,871,816              302,012             2,275,682
                      ----------           -----------          ----------             --------            ----------
                      45,069,979                79,248           5,060,382              823,149             4,533,698
                      ----------           -----------          ----------             --------            ----------

                     $44,012,962           $    32,728          $4,948,773             $812,119            $4,385,152
                     ===========           ===========          ==========             ========            ==========


The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                 INTERNATIONAL
                                                           EMERGING                                 SMALLER
                                                           MARKETS          INTERNATIONAL         COMPANIES
                                                             FUND                FUND                FUND
                                                         ------------       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss)                        $    (59,433)        $    35,218        $     45,628
     Net realized gain (loss) on investments and
       foreign currency transactions                         (155,297)         (1,915,207)         (1,380,675)
     Change in net unrealized appreciation on
       investments and foreign currency translations        9,115,651           2,505,175           5,126,925
                                                         ------------        ------------        ------------
     Net increase in net assets resulting
       from operations                                      8,900,921             625,186           3,791,878
                                                         ------------        ------------        ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income                                    --          (2,191,989)           (360,647)
     From net realized capital gains                               --                  --                  --
                                                         ------------        ------------        ------------
                                                                   --          (2,191,989)           (360,647)
                                                         ------------        ------------        ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares                                         11,085,484             710,554          33,824,644
   Reinvestment of distributions                                   --           1,745,827             340,779
   Redemptions of shares                                  (13,602,752)        (11,746,793)        (28,026,204)
                                                         ------------        ------------        ------------
     Total increase (decrease) from Investor
       Share transactions                                  (2,517,268)         (9,290,412)          6,139,219
                                                         ------------        ------------        ------------
   Total increase (decrease) in net assets                  6,383,653         (10,857,215)          9,570,450
NET ASSETS
   Beginning of Period                                     29,220,492          20,849,674          21,633,888
                                                         ------------        ------------        ------------
   End of Period                                         $ 35,604,145        $  9,992,459        $ 31,204,338
                                                         ============        ============        ============
Undistributed (distributions in excess of) net
   investment income                                     $   (140,066)       $    214,933        $    335,638
                                                         ============        ============        ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares                                          1,242,054             105,694           3,470,829
   Reinvestment of distributions                                   --             260,961              36,507
   Redemption of shares                                    (1,488,625)         (1,775,868)         (2,850,312)
                                                         ------------        ------------        ------------
   Net increase (decrease) in Investor Shares                (246,571)         (1,409,213)            657,024
                                                         ============        ============        ============

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                             SMALL
                                            U.S. LARGE        U.S. SMALLER            MIDCAP            CAPITALIZATION
                       ULTRA                CAP EQUITY          COMPANIES              VALUE                 VALUE
                       FUND                    FUND               FUND                 FUND                  FUND
                   -------------           -----------        ------------          -----------         --------------


                    $ (1,057,017)          $   (46,520)       $   (111,609)          $  (11,030)          $  (148,546)

                      37,121,313            (1,399,863)          2,188,566              521,137             2,258,016

                       7,948,666             1,479,111           2,871,816              302,012             2,275,682
                    ------------           -----------        ------------           ----------           -----------

                      44,012,962                32,728           4,948,773              812,119             4,385,152
                    ------------           -----------        ------------           ----------           -----------


                              --               (40,954)                 --                   --                    --
                     (63,869,225)                   --          (3,217,920)            (648,244)           (3,723,464)
                    ------------           -----------        ------------           ----------           -----------
                     (63,869,225)              (40,954)         (3,217,920)            (648,244)           (3,723,464)
                    ------------           -----------        ------------           ----------           -----------

                      47,433,432               460,247          34,871,058            2,107,824            15,542,327
                      62,818,337                27,727           3,155,139              394,302             2,620,196
                     (37,136,723)           (7,658,457)        (14,093,057)          (4,733,505)          (15,497,846)
                    ------------           -----------        ------------           ----------           -----------

                      73,115,046            (7,170,483)         23,933,140           (2,231,379)            2,664,677
                    ------------           -----------        ------------           ----------           -----------
                      53,258,783            (7,178,709)         25,663,993           (2,067,504)            3,326,365

                     168,281,596            19,447,419          28,096,121            6,094,138            40,654,974
                    ------------           -----------        ------------          -----------          ------------
                    $221,540,379           $12,268,710        $ 53,760,114          $ 4,026,634          $ 43,981,339
                    ============           ===========        ============          ===========          ============

                    $ (1,057,301)            $ (87,497)       $   (111,609)         $   (11,030)         $   (148,546)



                       1,597,579               120,552           2,188,749              174,291             1,161,720
                       2,253,978                 7,183             204,348               34,987               202,332
                        (906,178)           (2,008,165)           (895,428)            (418,412)           (1,160,093)
                    ------------           -----------        ------------          -----------          ------------
                       2,945,379            (1,880,430)          1,497,669             (209,134)              203,959
                    ============           ===========        ============          ===========          ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                                 INTERNATIONAL
                                                           EMERGING                                 SMALLER
                                                           MARKETS           INTERNATIONAL         COMPANIES
                                                             FUND                FUND                FUND
                                                         ------------        -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss)                        $     61,809       $     337,803        $     32,437
     Net realized gain (loss) on investments and
       foreign currency transactions                      (10,429,651)         (9,544,695)         (1,666,468)
     Change in net unrealized appreciation
       (depreciation) on investments and
       foreign currency translations                          (91,890)         (1,083,074)         (5,708,825)
                                                         ------------       -------------        ------------
     Net increase (decrease) in net assets
       resulting from operations                          (10,459,732)        (10,289,966)         (7,342,856)
                                                         ------------       -------------        ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income                                    --          (1,859,233)           (102,007)
     From net realized capital gains                               --         (41,526,854)         (2,869,833)
                                                         ------------       -------------        ------------
                                                                   --         (43,386,087)         (2,971,840)
                                                         ------------       -------------        ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares                                         26,457,678          51,879,232          38,366,675
   Reinvestment of distributions                                   --          41,341,524           2,875,643
   Redemptions of shares                                  (18,330,700)       (124,057,747)        (27,927,812)
                                                         ------------       -------------        ------------
     Total increase (decrease) from Investor
       Share transactions                                   8,126,978         (30,836,991)         13,314,506
                                                         ------------       -------------        ------------
   Total increase (decrease) in net assets                 (2,332,754)        (84,513,044)          2,999,810
NET ASSETS
   Beginning of Period                                     31,553,246         105,362,718          18,634,078
                                                         ------------        ------------        ------------
   End of Period                                         $ 29,220,492        $ 20,849,674        $ 21,633,888
                                                         ============        ============        ============
Undistributed (distributions in excess of) net
   investment income                                     $    (19,358)       $  2,081,342        $    292,406
                                                         ============        ============        ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares                                          2,913,205           4,998,528           3,458,902
   Reinvestment of distributions                                  --            4,201,374             232,657
   Redemption of shares                                    (2,019,294)        (12,624,111)         (2,508,168)
                                                         ------------        ------------        ------------
   Net increase (decrease) in Investor Shares                 893,911          (3,424,209)          1,183,391
                                                         ============        ============        ============

The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                                                                             SMALL
                                          U.S. LARGE          U.S. SMALLER            MIDCAP            CAPITALIZATION
                        ULTRA             CAP EQUITY            COMPANIES              VALUE                 VALUE
                        FUND                 FUND                 FUND                 FUND                  FUND
                    ------------         -------------        ------------         ------------         --------------


                    $   (522,978)         $    (23,497)       $   (237,041)        $     (8,751)         $   (352,530)

                      64,997,119            (3,566,452)          9,129,825              653,281             5,726,390


                       8,631,610            (6,798,033)         (8,433,977)          (1,227,677)           (2,701,063)
                    ------------          ------------        ------------         ------------          ------------

                      73,105,751           (10,387,982)            458,807             (583,147)            2,672,797
                    ------------          ------------        ------------         ------------          ------------


                             --                    --                  --                (4,226)                   --
                     (36,592,388)                  --           (9,983,529)            (730,900)          (11,197,381)
                    ------------          ------------        ------------         ------------          ------------
                     (36,592,388)                  --           (9,983,529)            (735,126)          (11,197,381)
                    ------------          ------------        ------------         ------------          ------------

                      36,951,610             1,215,390          15,197,592            1,260,444            19,219,026
                      36,039,115                   --            9,844,243              667,099            10,717,533
                     (22,207,817)          (19,707,084)        (51,057,974)          (2,675,981)          (33,997,202)
                    ------------          ------------        ------------         ------------          ------------

                      50,782,908           (18,491,694)        (26,016,139)            (748,438)           (4,060,643)
                    ------------          ------------        ------------         ------------          ------------
                      87,296,271           (28,879,676)        (35,540,861)          (2,066,711)          (12,585,227)

                      80,985,325            48,327,095          63,636,982            8,160,849            53,240,201
                    ------------          ------------        ------------         ------------          ------------
                    $168,281,596          $ 19,447,419        $ 28,096,121          $ 6,094,138          $ 40,654,974
                    ============          ============        ============          ===========          ============

                    $         --          $         --        $         --          $        --          $         --
                    ============          ============        ============          ===========          ============


                       1,123,491               271,190             972,058              100,573             1,383,799
                       1,343,239                   --              673,802               55,041               809,481
                        (567,339)           (4,551,263)         (3,327,868)            (211,733)           (2,472,424)
                    ------------          ------------        ------------         ------------          ------------
                       1,899,391            (4,280,073)         (1,682,008)             (56,119)             (279,144)
                    ============          ============        ============          ===========          ============


The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                           SIX         FOR THE       FOR THE       FOR THE      FOR THE      FOR THE
                                          MONTHS        YEAR          YEAR         PERIOD        YEAR        PERIOD
                                          ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                                        APRIL 30,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    MAY 31,      MAY 31,
                                           2002         2001          2000         1999 (A)       1999       1998 (F)
                                       -----------   -----------   -----------    -----------   --------    ----------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD     $  7.49       $ 10.49       $ 12.18         $10.62      $ 9.04       $10.00
                                         -------       -------       -------         ------      ------       ------
INVESTMENT OPERATIONS (B)
Net Investment Income (Loss)               (0.02)         0.02         (0.18)         (0.03)       0.03         0.02
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions                  2.27         (3.02)        (0.90)          1.59        1.58        (0.98)
                                         -------       -------       -------         ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS            2.25         (3.00)        (1.08)          1.56        1.61        (0.96)
                                         -------       -------       -------         ------      ------       ------
DISTRIBUTIONS FROM
   Net Investment Income                      --            --         (0.12)            --       (0.03)          --
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions                             --            --         (0.49)            --          --           --
                                         -------       -------       -------         ------      ------       ------
   Total Distributions                        --            --         (0.61)            --       (0.03)          --
                                         -------       -------       -------         ------      ------       ------
NET ASSET VALUE, END OF PERIOD           $  9.74       $  7.49       $ 10.49         $12.18      $10.62       $ 9.04
                                         =======       =======       =======         ======      ======       ======
TOTAL RETURN (C)                           30.04%       (28.60)%      (10.00)%        14.69%      17.88%       (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)   $35,604       $29,220       $31,553         $3,162      $2,218       $   18
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees                       1.70%(d)      1.70%         1.70%         1.70%(d)    1.65%         1.70%(d)
     Expenses excluding reimbursement/
       waiver of fees                       2.45%(d)      2.38%         2.35%         7.84%(d)   10.74%           --(e)
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (0.33)%(d)     0.20%        (0.61)%       (0.59)%(d)   0.51%         1.72%(d)
   Portfolio Turnover Rate (g)             91%(h)          144%          192%          160%        177%(h)        23%(h)


(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM
    Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31,
    1998.
(g) The portfolio turnover rates for the period ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h) Not annualized.

The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                           SIX
                                         MONTHS
                                          ENDED                       FOR THE YEAR ENDED OCTOBER 31,
                                         APRIL 30,     -------------------------------------------------------------
                                           2002         2001          2000           1999        1998        1997
                                        ----------     -------      --------        -------     -------     --------
                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD      $ 7.26       $ 16.74      $  17.02        $ 17.10     $ 18.37      $ 20.01
                                          ------       -------      --------        -------     -------      -------
INVESTMENT OPERATIONS (A)
Net Investment Income (Loss)                0.02          0.09          0.15           0.07        0.23        0.14
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions                  0.36         (2.38)         1.24           3.20        0.34        1.31
                                          ------       -------      --------        -------     -------      -------
TOTAL FROM INVESTMENT OPERATIONS            0.38         (2.29)         1.39           3.27        0.57        1.45
                                          ------       -------      --------        -------     -------      -------
DISTRIBUTIONS FROM
   Net Investment Income                   (0.80)        (0.31)        (0.07)         (0.18)      (0.29)      (0.46)
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions                             --         (6.88)        (1.60)         (3.17)        (1.55)      (2.63)
                                          ------       -------      --------        -------     -------      -------
  Total Distributions                     (0.80)        (7.19)        (1.67)         (3.35)        (1.84)      (3.09)
                                          ------       -------      --------        -------     -------      -------
NET ASSET VALUE, END OF PERIOD            $ 6.84       $  7.26      $  16.74       $  17.02       $ 17.10     $ 18.37
                                          ======       =======      ========       ========     =========    ========
TOTAL RETURN (B)                            5.47%       (24.96)%        8.02%         21.82%         3.82%       8.33%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)    $9,992       $20,850      $105,363       $157,620      $129,955    $191,219
   Ratios to Average Net Assets: (a)
     Expenses including reimbursement/
       waiver of fees                       1.09%(d)      0.99%         0.99%          0.99%         0.99%       0.99%
     Expenses excluding reimbursement/
       waiver of fees                       1.77%(d)      1.41%         1.14%          1.06%         1.08%       1.06%
     Net investment income (loss)
       including reimbursement/
       waiver of fees                       0.42%(d)      0.57%         0.54%          0.60%         1.14%       0.67%
   Portfolio Turnover Rate (c)                77%(e)       146%          132%            85%           53%         36%

(a) From the period November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying
    Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) The portfolio turnover rates for the years October 31, 1997 and October 31, 1998, represent the turnover of the underlying Portfolio, Schroder
    International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though
    October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(d) Annualized.
(e) Not annualized.

The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                          SIX                                                                FOR THE
                                         MONTHS                     FOR THE YEAR ENDED                        PERIOD
                                          ENDED                         OCTOBER 31,                           ENDED
                                        APRIL 30,      ------------------------------------------------     OCTOBER 31,
                                          2002          2001          2000            1999        1998        1997 (A)
                                       ----------      -------       -------         ------      ------     ----------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD     $  9.07       $ 15.50       $ 14.29         $ 9.35      $ 9.22       $10.00
                                         -------       -------       -------         ------      ------       ------
INVESTMENT OPERATIONS (B)
Net Investment Income (Loss)                0.01          0.05         (0.05)          0.06        0.05         0.02
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions                  1.32         (3.78)         3.23           5.62        0.60        (0.79)
                                         -------       -------       -------         ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS            1.33         (3.73)         3.18           5.68        0.65        (0.77)
                                         -------       -------       -------         ------      ------       ------
DISTRIBUTIONS FROM
   Net Investment Income                   (0.14)        (0.09)        (0.01)         (0.04)      (0.01)       (0.01)
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions                             --         (2.61)        (1.96)         (0.70)      (0.51)          --
                                         -------       -------       -------         ------      ------       ------
   Total Distributions                     (0.14)        (2.70)        (1.97)         (0.74)      (0.52)       (0.01)
                                         -------       -------       -------         ------      ------       ------
NET ASSET VALUE, END OF PERIOD           $ 10.26       $  9.07       $ 15.50         $14.29      $ 9.35       $ 9.22
                                         =======       =======       =======         ======      ======       ======
TOTAL RETURN (C)                           14.82%       (28.67)%       22.37%         65.27%       7.88%       (7.73)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)   $31,204       $21,634       $18,634         $9,836      $4,165       $6,836
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees                       1.50%(d)      1.50%         1.50%          1.50%       1.50%        1.50%(d)
     Expenses excluding reimbursement/
       waiver of fees                       2.17%(d)      2.19%         2.32%          2.74%       5.26%        3.93%(d)
     Net investment income (loss)
       including reimbursement/
       waiver of fees                       0.35%(d)      0.15%        (0.26)%         0.53%       0.33%        0.21%(d)
   Portfolio Turnover Rate (e)                30%(f)        48%           86%            81%         82%          32%(f)

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder International Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(f) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
SCHRODER ULTRA FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                          SIX          FOR THE       FOR THE       FOR THE       FOR THE     FOR THE
                                         MONTHS         YEAR          YEAR         PERIOD         YEAR       PERIOD
                                          ENDED         ENDED         ENDED         ENDED         ENDED       ENDED
                                        APRIL 30,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     MAY 31,     MAY 31,
                                          2002          2001          2000        1999 (A)        1999       1998 (D)
                                       ----------    ----------    -----------   -----------     -------     --------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD    $  46.07      $  46.19       $ 24.59        $ 20.18     $ 14.26       $10.00
                                        --------      --------       -------        -------     -------       ------
INVESTMENT OPERATIONS
Net Investment Income (Loss)               (0.16)        (0.14)        (0.11)         (0.06)      (0.13)       (0.04)
   Net Realized and Unrealized Gain
     (Loss) on Investments                  7.94         23.15         28.83           4.47        8.28         4.50
                                        --------      --------       -------        -------     -------       ------
TOTAL FROM INVESTMENT OPERATIONS            7.78         23.01         28.72           4.41        8.15         4.46
                                        --------      --------       -------        -------     -------       ------
DISTRIBUTIONS FROM
   Net Investment Income                      --            --            --             --          --           --
   Net Realized Gain on Investments       (20.27)       (23.13)        (7.12)            --       (2.23)       (0.20)
                                        --------      --------       -------        -------     -------       ------
   Total Distributions                    (20.27)       (23.13)        (7.12)            --       (2.23)       (0.20)
                                        --------      --------       -------        -------     -------       ------
NET ASSET VALUE, END OF PERIOD          $  33.58      $  46.07       $ 46.19        $ 24.59     $ 20.18       $14.26
                                        ========      ========       =======        =======     =======       ======
TOTAL RETURN (B)                           25.85%        85.74%       154.40%         21.85%      64.56%       45.41%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)  $221,540      $168,282       $80,985        $20,596     $14,317       $6,340
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees                       1.88%(c)      2.00%         2.00%          2.00%(c)    2.00%        2.00%(c)
     Expenses excluding reimbursement/
       waiver of fees                       1.88%(c)      2.03%         2.06%          2.53%(c)    3.27%        6.02%(c)
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (1.14)%(c)    (0.44)%      (0.40)%         (0.73)%(c)  (1.10)%      (0.77)%(c)
   Portfolio Turnover Rate                   262%(e)       619%         725%            173%(e)     341%         166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) Annualized.
(d) The Fund commenced operations on October 15, 1997.
(e) Not annualized.

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                         SIX
                                         MONTHS
                                          ENDED                          FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30,      -------------------------------------------------------------
                                          2002           2001         2000            1999       1998          1997
                                       ----------      -------       -------        -------     -------      -------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD     $  3.55       $  4.95       $  6.73        $  7.79     $  9.82      $  9.76
                                         -------       -------       -------        -------     -------      -------
INVESTMENT OPERATIONS
Net Investment Income (Loss)               (0.01)           --(a)      (0.02)         (0.06)      (0.06)      (0.01)
   Net Realized and Unrealized Gain
     (Loss) on Investments                 (0.12)(f)     (1.40)         1.26           2.00        0.78        2.20
                                         -------       -------       -------        -------     -------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.13)        (1.40)         1.24           1.94        0.72        2.19
                                         -------       -------       -------        -------     -------      -------
DISTRIBUTIONS FROM
   Net Investment Income                   (0.01)           --            --             --          --        (0.02)
   Net Realized Gain on Investments           --            --         (2.68)         (3.00)      (2.75)       (2.11)
   Return of Capital                          --            --         (0.34)            --          --           --
                                         -------       -------       -------        -------     -------      -------
   Total Distributions                     (0.01)    --                (3.02)         (3.00)      (2.75)       (2.13)
                                         -------       -------       -------        -------     -------      -------
NET ASSET VALUE, END OF PERIOD            $ 3.41       $  3.55       $  4.95        $  6.73     $  7.79      $  9.82
                                         =======       =======       =======        =======     =======      =======
TOTAL RETURN (B)                           (3.69)%      (28.28)%      18.73%          30.95%       8.87%      26.49%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of
       Period (000's) (c)                $12,269       $19,447       $48,327        $14,110     $12,540      $13,861
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees                       1.71%(d)      1.50%         1.40%          1.50%       1.50%        1.50%
     Expenses excluding reimbursement/
       waiver of fees                       1.98%(d)      1.76%         1.55%          1.99%       1.85%        1.68%
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (0.57)%(d)    (0.08)%       (0.79)%        (0.93)%     (0.71)%      (0.09)%
   Portfolio Turnover Rate                    31%(e)        62%          195%            87%        209%          44%

(a) Amount was less than $(0.01) per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11,
    2000. See Note 9.
(d) Annualized.
(e) Not annualized.
(f) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                           SIX         FOR THE       FOR THE        FOR THE            FOR THE        FOR THE
                                          MONTHS        YEAR          YEAR          PERIOD            YEAR ENDED       PERIOD
                                          ENDED         ENDED         ENDED          ENDED             MAY 31,         ENDED
                                        APRIL 30,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31, ----------------------  MAY 31,
                                          2002          2001          2000          1999 (A)      1999         1998    1997 (F)
                                       ----------    ----------     ----------     ----------  ----------    --------  --------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD     $ 15.17       $ 18.01       $ 12.79        $ 12.80     $ 14.76      $ 13.26    $ 17.23
                                         -------       -------       -------        -------     -------      -------    -------
INVESTMENT OPERATIONS (B)
Net Investment Income (Loss)               (0.03)        (0.13)        (0.08)         (0.03)      (0.09)       (0.06)     (0.02)
   Net Realized and Unrealized Gain
     (Loss) on Investments                  2.26          0.59          5.30           0.02       (1.84)        2.82       1.88
                                         -------       -------       -------        -------     -------      -------    -------
TOTAL FROM INVESTMENT OPERATIONS            2.23          0.46          5.22          (0.01)     (1.93)         2.76       1.86
                                         -------       -------       -------        -------     -------      -------    -------
DISTRIBUTIONS FROM
Net Investment Income                         --            --            --             --          --           --         --
Net Realized Gain on Investments           (1.35)        (3.30)           --             --       (0.03)       (1.26)     (5.83)
                                         -------       -------       -------        -------     -------      -------    -------
   Total Distributions                     (1.35)        (3.30)           --             --       (0.03)       (1.26)     (5.83)
                                         -------       -------       -------        -------     -------      -------    -------
NET ASSET VALUE, END OF PERIOD           $ 16.05       $ 15.17       $ 18.01        $ 12.79     $ 12.80      $ 14.76    $ 13.26
                                         =======       =======       =======        =======     =======      ========   =======
TOTAL RETURN (C)                          15.03%          3.25%        40.81%         (0.08)%    (13.08)%      21.63%     14.73%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)   $53,760       $28,096       $63,637        $42,177     $47,870      $51,679    $26,104
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees                       1.47%(d)      1.49%         1.18%          1.35%(d)    1.42%        1.37%      1.49%(d)
     Expenses excluding reimbursement/
       waiver of fees                       1.48%(d)      1.83%         1.18%          1.35%(d)    1.45%        1.37%      1.87%(d)
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (0.54)%(d)    (0.79)%       (0.55)%        (0.54)%(d)  (0.65)%      (0.51)%    (0.42)%(d)
Portfolio Turnover Rate (e)                   52%(g)       105%          172%            52%(g)     119%          55%        34%(g)

(a) Effective October 31, 1999, the Fund changed it's fiscal year end from May
    31 to October 31.
(b) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying
    Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the periods November 1, 1996 through May
    31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S.
    Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(f) Effective May 31, 1997, the Fund changed its fiscal year end from October
    31 to May 31.
(g) Not annualized.

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                          SIX                                                              FOR THE
                                         MONTHS                    FOR THE YEAR ENDED                       PERIOD
                                          ENDED                         OCTOBER 31,                         ENDED
                                        APRIL 30,      ------------------------------------------------   OCTOBER 31,
                                          2002          2001           2000          1999         1998      1997 (A)
                                       ----------      -------        ------        -------     -------   -----------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD      $11.11        $13.50        $10.88        $  9.72     $ 10.36     $ 10.00
                                          ------        ------        ------        -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)               (0.03)        (0.02)        (0.01)            --       (0.01)      --
   Net Realized and Unrealized Gain
     (Loss) on Investments                  1.71         (1.13)         2.63           1.16       (0.63)       0.36
                                          ------        ------        ------        -------     -------     --------
TOTAL FROM INVESTMENT OPERATIONS            1.68         (1.15)         2.62           1.16       (0.64)       0.36
                                          ------        ------        ------        -------     -------     --------
LESS DISTRIBUTIONS:
   From Net Investment Income                 --         (0.01)           --(b)          --          --           --
   From Net Realized Capital Gains         (0.93)        (1.23)           --             --          --          --
                                          ------        ------        ------        -------     -------     --------
   Total Distributions                     (0.93)        (1.24)           --             --          --           --
                                          ------        ------        ------        -------     -------     --------
NET ASSET VALUE, END OF PERIOD            $11.86        $11.11        $13.50        $ 10.88      $ 9.72     $ 10.36
                                          ======        ======        ======        =======     =======     =======
TOTAL RETURN (E)                           15.54%        (9.30)%       24.11%         11.98%      (6.18)%      3.60%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)    $4,027        $6,094        $8,161        $11,179     $10,484     $10,066
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees                       1.35%(d)      1.35%         1.35%          1.35%       1.35%       1.35%(d)
     Expenses excluding reimbursement/
       waiver of fees                       2.37%(d)      3.43%         2.59%          2.28%       2.47%       4.33%(d)
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (0.47)%(d)    (0.12)%       (0.03)%        (0.03)%     (0.06)%     (0.13)%(d)
   Portfolio Turnover Rate                 53%(c)          149%          141%           175%        166%         12%(c)

(a) For the period August 1, 1997 (Commencement of investment operations) through October 31, 1997.
(b) Amount was less than $0.01 per share.
(c) Not annualized.
(d) Annualized.
(e) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                          SIX
                                         MONTHS
                                          ENDED                   FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30,      -------------------------------------------------------------
                                          2002          2001          2000            1999        1998        1997
                                       ----------      -------       -------         ------      ------       ------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD     $ 13.50       $ 16.18       $ 13.10        $ 12.91     $ 17.67      $ 13.05
                                         -------       -------       -------        -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)               (0.04)        (0.12)        (0.09)         (0.08)      (0.02)       (0.05)
   Net Realized and Unrealized Gain
     (Loss) on Investments                  1.32          0.89          3.74           0.51       (2.05)        5.65
                                         -------       -------       -------        -------     -------      -------
TOTAL FROM INVESTMENT OPERATIONS            1.28          0.77          3.65           0.43       (2.07)        5.60
                                         -------       -------       -------        -------     -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income                 --            --            --             --          --           --
   From Net Realized Capital Gains         (1.10)        (3.45)        (0.57)         (0.24)      (2.69)       (0.98)
                                         -------       -------       -------        -------     -------      -------
   Total Distributions                     (1.10)        (3.45)        (0.57)         (0.24)      (2.69)       (0.98)
                                         -------       -------       -------        -------     -------      -------
NET ASSET VALUE, END OF PERIOD           $ 13.68       $ 13.50       $ 16.18        $ 13.10     $ 12.91      $ 17.67
                                         =======       =======       =======        =======     =======      =======
TOTAL RETURN (A)                            9.98%         5.17%        28.98%          3.40%     (13.29)%      48.46%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)   $43,981       $40,655       $53,240        $60,206     $67,814      $96,709
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees                       1.62%(b)      1.66%         1.44%          1.50%       1.29%        1.32%
     Expenses excluding reimbursement/
       waiver of fees                       1.62%(b)      1.66%         1.44%          1.50%       1.29%        1.32%
     Net investment income (loss)
       including reimbursement/
       waiver of fees                      (0.68)%(b)    (0.73)%       (0.39)%        (0.54)%     (0.14)%      (0.36)%
   Portfolio Turnover Rate                    45%(c)        92%          104%           102%         88%          77%

(a) Total return calculations for a period of less than one year are not annualized.
(b) Annualized.
(c) Not annualized.

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-trade fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Boards of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 2001, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                       Expiration
                                                                          Dates
         Fund                                              Amount      October 31,
         --------                                        ----------    -----------
         Schroder Emerging Markets Fund                  $2,912,590       2008
                                                          9,323,377       2009
         Schroder International Fund                      9,620,366       2009
         Schroder International Smaller Companies Fund    1,911,634       2009
         Schroder U.S. Large Cap Equity Fund              3,389,363       2009

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency, excise tax regulations and gains resulting from redemptions in-kind.

Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of these shares as a part of the dividends paid deduction for income tax purposes.
--------------------------------------------------------------------------------
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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

REDEMPTIONS IN-KIND: The following Funds had redemptions-in-kind during the year ended October 31, 2001, which are included in total redemptions on the Statement of Changes in Net Assets:

Fund                                          Amount                Shares
--------                                   -----------           ------------
Schroder International Fund                $25,904,638            2,856,079
Schroder U.S. Smaller Companies Fund        28,835,125            1,968,268

Schroder International Fund and Schroder U.S. Smaller Companies Fund realized $1,573,068 of net capital losses and $5,925,795 of net capital gains, respectively, resulting from in-kind redemptions -- in which shareholders exchange Fund shares for securities held by the Fund rather than for cash. Because net gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains/(losses) to paid-in capital.

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and became effective for the Funds' fiscal year beginning November 1, 2001. The Funds do not anticipate changing their accounting policies as a result thereof.
--------------------------------------------------------------------------------
                                       52
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 0.85% for Schroder International Smaller Companies Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2002 to the annual rate of 0.45% of that Fund's average daily net assets. In addition, through January 27, 2002 SIMNA agreed to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA also agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through January 27, 2002.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund and Schroder U.S. Smaller Companies Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. From June 1, 1999 to November 4, 2001, the Funds received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, State Street received fees from the Funds based in the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the six months ended April 30, 2002, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor
Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund: 0.99%; Schroder International Smaller Companies Fund: 1.50%; Schroder Ultra Fund: 2.00%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Smaller Companies Fund: 1.49%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentence, these contractural expense limitations were extended through October 31, 2002. Effective January 28, 2002 through October 31, 2002 the expense limitation for Schroder International Fund was increased to 1.25% and there is no longer any limitation on the expenses of Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund or Schroder U.S. Smaller Companies Fund.
--------------------------------------------------------------------------------

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

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

NOTE 4 -- REDEMPTION FEE

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2001. The redemption fee paid to the Fund for the six months ended April 30, 2002 was $1,949.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2002 were as follows:
                                               PURCHASES          SALES
                                              ------------     ------------
Schroder Emerging Markets Fund                $ 30,382,602     $ 32,115,742
Schroder International Fund                     10,439,951       18,335,630
Schroder International Smaller
   Companies Fund                               11,070,066        7,491,595
Schroder Ultra Fund                            364,844,906      362,703,236
Schroder U.S. Large Cap Equity Fund              4,985,006       12,244,277
Schroder U.S. Smaller Companies Fund            37,502,220       19,053,015
Schroder MidCap Value Fund                       2,350,844        4,741,304
Schroder Small Capitalization Value Fund        19,690,109       18,896,030
There were no purchases or sales of U.S. Government securities.
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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

At April 30,  2002 the  identified  cost for  federal  income  tax  purposes  of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                                                NET UNREALIZED
                                                                     GROSS UNREALIZED           APPRECIATION/
                                             IDENTIFIED COST   APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                             --------------   --------------   --------------  ---------------
Schroder Emerging Markets Fund                 $30,183,006      $6,175,053      $(1,602,632)      $4,572,421
Schroder International Fund                     10,072,303         600,115         (687,348)         (87,233)
Schroder International Smaller
   Companies Fund                               29,925,828       4,054,963       (4,153,297)         (98,334)
Schroder Ultra Fund                            194,726,350      27,096,684       (3,516,988)      23,579,696
Schroder U.S. Large Cap Equity Fund             12,955,318       1,076,715       (1,964,392)        (887,677)
Schroder U.S. Smaller Companies Fund            47,440,683       7,332,869       (2,095,170)       5,237,699
Schroder MidCap Value Fund                       3,291,981         852,565         (174,264)         678,301
Schroder Small Capitalization
   Value Fund                                   34,896,565       9,646,968         (723,391)       8,923,577

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2002.

NOTE 7 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large number of portfolio securities invested in companies domiciled in France, Germany, Japan, the Netherlands, Switzerland and the United Kingdom. Schroder International Smaller Companies Fund has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Funds may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.
--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2002 and the total percentage of shares of the Fund held by such shareholders.

                                               5% OR GREATER SHAREHOLDERS
                                               ---------------------------
                                                NUMBER     % OF FUND HELD
                                               --------    --------------
Schroder Emerging Markets Fund                     5           95.31%
Schroder International Fund                        2           62.60%
Schroder International Smaller Companies Fund      3           75.97%
Schroder Ultra Fund                                4           64.94%
Schroder U.S. Large Cap Equity Fund                4           39.29%
Schroder U.S. Smaller Companies Fund               4           70.75%
Schroder MidCap Value Fund                         6           87.80%
Schroder Small Capitalization Value Fund           5           44.74%

NOTE 9 -- SUBSEQUENT EVENT

At a meeting held June 18, 2002, shareholders of the Schroder International Smaller Companies Fund approved a reorganization of the Fund into Vanguard International Explorer Fund, a new series of Vanguard Whitehall Funds. The Fund will continue to be managed by Schroders, but it will become part of the Vanguard Group of Investment Companies, which consists of more than 100 funds. Shareholders will receive additional information regarding the reorganization under separate cover.
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)

A meeting of the Shareholders of one series of Schroder Capital Funds (Delaware) was held on January 10, 2002 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matters voted upon by Shareholders and the resulting votes are presented below:


SCHRODER U.S. LARGE CAP EQUITY FUND

PROPOSAL I.A. Proposal to eliminate the Fund's fundamental policy regarding short sales.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,495,832.386           66,205.086             1,358,699.619

PROPOSAL I.E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,512,804.851           52,866.886             1,355,065.354

PROPOSAL I.F. Proposal to revise the Fund's fundamental policy regarding limits on aquiring the voting securities of any one issuer.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,524,864.026           40,416.470             1,355,456.595

PROPOSAL I.H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,517,983.527           48,330.904             1,354,422.660

PROPOSAL I.I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,496,458.088           60,307.661             1,363,971.342

PROPOSAL I.J. Proposal to eliminate the Fund's fundamental policy regarding puts and calls.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,497,052.232           59,801.356             1,363,883.503

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

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROPOSAL I.K. Proposal to revise the Fund's fundamental policy regarding lending portfolio securities.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               2,858,620.165           39,027.976              23,088.950

PROPOSAL I.N. Proposal to eliminate the Fund's fundamental policy regarding investments in illiquid securities.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,495,289.172           60,436.176             1,365,011.743

PROPOSAL I.O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,501,406.981           47,315.111             1,372,014.999

PROPOSAL I.P. Proposal to eliminate the Fund's fundamental policy regarding the purchase of securities of other investment companies.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               2,847,098.104           59,253.491              14,385.496

PROPOSAL I.Q. Proposal to revise the Fund's fundamental policy regarding underwriting of securities of other issuers.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,500,135.598           61,936.846             1,358,664.647

PROPOSAL I.R. Proposal to eliminate the Fund's fundamental policy limiting aggregate acquisition of underwritten securities and certain evidences of indebtedness.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               1,498,452.623           58,237.062             1,364,047.406

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES
                    For                  Against                 Abstain
                 --------               ---------               --------
               2,838,481.935           67,515.206              14,739.950

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INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                    875 Third Avenue, 22nd Floor
                    New York, NY 10022

TRUSTEES            Sharon L. Haugh, CHAIRMAN
                    Catherine A. Mazza, VICE CHAIRMAN
                    David N. Dinkins
                    Peter E. Guernsey
                    John I. Howell
                    Peter S. Knight
                    William L. Means
                    Clarence F. Michalis
                    Hermann C. Schwab

DISTRIBUTOR         Schroder Fund Advisors Inc.
                    875 Third Avenue, 22nd Floor
                    New York, NY 10022

TRANSFER &          Boston Financial Data Services, Inc.
SHAREHOLDER
SERVICING AGENT

CUSTODIAN           J.P. Morgan Chase & Co.

COUNSEL             Ropes & Gray

INDEPENDENT PUBLIC
ACCOUNTANTS         PricewaterhouseCoopers LLP


                    The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                    SCHRODER CAPITAL FUNDS (DELAWARE)
                    SCHRODER SERIES TRUST
                    P.O. BOX 8507
                    BOSTON, MA 02266
                    (800) 464-3108

                    WS/SF0602SAR

[SCHRODERS LOGO OMITTED]